SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PACIFIC ETHANOL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PACIFIC ETHANOL, INC.
400 Capitol Mall, Suite 2060
Sacramento, California 95814

May 2, 2017

Dear Fellow Stockholder:

We cordially invite you to attend the 2017 annual meeting (“Annual Meeting”) of stockholders of Pacific Ethanol, Inc., which will be held at 9:00 a.m., local time, on Thursday, June 15, 2017 at our corporate headquarters at 400 Capitol Mall, Suite 2060, Sacramento, California 95814. All stockholders of record at the close of business on April 20, 2017 are entitled to vote at the Annual Meeting. The formal meeting notice and Proxy Statement are attached.

At this year’s Annual Meeting, stockholders will be asked to (i) elect seven directors; (ii) cast an advisory vote to approve our executive compensation; and (iii) ratify the appointment of RSM US LLP to serve as our independent registered public accounting firm for the year ending December 31, 2017.

In addition, stockholders will transact any other business that may properly come before the Annual Meeting. A report on the business operations of Pacific Ethanol will also be presented at the meeting and stockholders will have an opportunity to ask questions.

We use the Internet as our primary means of furnishing proxy materials to our stockholders. Accordingly, most stockholders will not receive paper copies of our proxy materials. We will instead send each stockholder a notice with instructions for accessing the proxy materials and voting electronically over the Internet or by telephone. The notice also provides information on how stockholders may request paper copies of our proxy materials. We believe electronic delivery of our proxy materials and annual report will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our stockholders can access these materials.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting and we urge you to vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote electronically over the Internet or by telephone, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. Timely voting by any of these methods will ensure your representation at the Annual Meeting.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

We look forward to seeing you June 15th.

William L. Jones,

Chairman of the Board

PACIFIC ETHANOL, INC.

NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 15, 2017

__________________________

NOTICE IS HEREBY GIVEN that the 2017 annual meeting (“Annual Meeting”) of stockholders of Pacific Ethanol, Inc., a Delaware corporation, will be held at 9:00 a.m., local time, on Thursday, June 15, 2017 at our corporate headquarters at 400 Capitol Mall, Suite 2060, Sacramento, California 95814, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect seven directors to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election are William L. Jones, Neil M. Koehler, Michael D. Kandris, Terry L. Stone, John L. Prince, Douglas L. Kieta and Larry D. Layne.

2.	To cast a non-binding advisory vote to approve our executive compensation (“say-on-pay”).

3.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2017.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record at the close of business on April 20, 2017 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. For detailed information regarding voting instructions, please refer to the section entitled “How do I vote?” on page 5 of the Proxy Statement.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

Sacramento, California

May 2, 2017

INTERNET AVAILABILITY OF PROXY MATERIALS

WE USE THE INTERNET AS OUR PRIMARY MEANS OF FURNISHING PROXY MATERIALS TO OUR STOCKHOLDERS. CONSEQUENTLY, MOST STOCKHOLDERS WILL NOT RECEIVE PAPER COPIES OF OUR PROXY MATERIALS. WE WILL INSTEAD SEND EACH STOCKHOLDER A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS WITH INSTRUCTIONS FOR ACCESSING OVER THE INTERNET THE PROXY MATERIALS, INCLUDING OUR PROXY STATEMENT AND ANNUAL REPORT, AND VOTING ELECTRONICALLY OVER THE INTERNET. THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS ALSO PROVIDES INFORMATION ON HOW STOCKHOLDERS MAY OBTAIN PAPER COPIES OF OUR PROXY MATERIALS IF THEY SO CHOOSE. WE BELIEVE ELECTRONIC DELIVERY OF OUR PROXY MATERIALS AND ANNUAL REPORT WILL HELP PACIFIC ETHANOL, INC. REDUCE THE ENVIRONMENTAL IMPACT AND COSTS OF PRINTING AND DISTRIBUTING PAPER COPIES AND IMPROVE THE SPEED AND EFFICIENCY BY WHICH YOU CAN ACCESS THESE MATERIALS. IF YOU PREVIOUSLY ELECTED TO RECEIVE OUR PROXY MATERIALS ELECTRONICALLY, THESE MATERIALS WILL CONTINUE TO BE SENT VIA EMAIL UNLESS YOU CHANGE YOUR ELECTION.

PACIFIC ETHANOL, INC.

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

JUNE 15, 2017

__________________________

APPENDIX

APPENDIX A – List of Companies Included in Third-Party Survey Data	A-1

PACIFIC ETHANOL, INC.

400 Capitol Mall, Suite 2060

Sacramento, California 95814

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

__________________________

Voting and Proxy

This Proxy Statement is being furnished in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at the 2017 annual meeting (“Annual Meeting”) of stockholders to be held on Thursday, June 15, 2017, at 9:00 a.m., local time, at our corporate headquarters at 400 Capitol Mall, Suite 2060, Sacramento, California 95814, and at any adjournment(s) or postponement(s) of the Annual Meeting. We are providing this Proxy Statement and the accompanying proxy card to our stockholders on or about May 2, 2017. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY

OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD JUNE 15, 2017

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2016 are available at the website address at http://materials.proxyvote.com/69423U. You are encouraged to access and review all of the important information contained in the proxy materials before voting. The Annual Report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.

What items will be voted on at the Annual Meeting?

Stockholders will vote on three items at the Annual Meeting:

Proposal 1 –     Election to our Board of the seven nominees named in this Proxy Statement;

Proposal 2 –     A non-binding advisory vote to approve our executive compensation (“say-on-pay”); and

Proposal 3 –     Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for 2017.

What are the Board’s Voting Recommendations?

The Board recommends that you vote your shares as follows:

Proposal 1 –     “FOR” each of the nominees to our Board;

Proposal 2 –     “FOR” the approval of our executive compensation (“say-on-pay”); and

Proposal 3 –     “FOR” the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for 2017.

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Who is entitled to vote?

To be able to vote, you must have been a stockholder on April 20, 2017, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 41,896,131 shares of our voting common stock, par value $0.001 per share (“common stock”), and 926,942 shares of our Series B Cumulative Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), were issued and outstanding.

As of the record date, 1,813,101 shares of our non-voting common stock, par value $0.001 per share (“Non-Voting Common Stock”), were also issued and outstanding. Holders of our Non-Voting Common Stock are entitled to notice of and to attend the Annual Meeting but are not entitled to vote on any matters in respect of their shares of Non-Voting Common Stock.

How many votes do I have?

Holders of common stock and Series B Preferred Stock will vote at the Annual Meeting as a single class on all matters. Each holder of common stock is entitled to one vote per share held, and each holder of Series B Preferred Stock is entitled to approximately 0.03 votes per share held. As a result, a total of 41,922,612 votes may be cast at the Annual Meeting, of which holders of common stock will be entitled to cast 41,896,131 votes and holders of Series B Preferred Stock will be entitled to cast 26,481 votes.

What is a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of outstanding common stock and Series B Preferred Stock entitled to vote and representing at least a majority of our outstanding voting power will constitute a quorum for the transaction of business. Accordingly, shares representing 20,961,307 votes must be present in person or by proxy at the Annual Meeting to constitute a quorum.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are abstentions and broker non-votes?

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote. “Broker non-votes” refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal.

If you are a beneficial owner whose shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. We believe that Proposal Three is routine and may be voted on by your broker if you do not submit voting instructions. However, pursuant to rules of The NASDAQ Stock Market (“NASDAQ”), brokers do not have the discretion to vote their clients’ shares on non-routine matters, unless the broker receives voting instructions from the beneficial owner. Proposals One and Two are considered non-routine matters. Consequently, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on Proposals One and Two.

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What are the general effects of abstentions and broker non-votes?

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion as permitted under the listing rules of NASDAQ. For purposes of the Annual Meeting, brokers or nominees are permitted to vote their clients’ proxies in their own discretion as to the ratification of the appointment of our independent registered public accounting firm if the clients have not furnished voting instructions within 10 days of the meeting. Certain proposals other than the ratification of the appointment of the independent registered public accounting firm, such as the election of directors, are “non-discretionary” and brokers or nominees who have received no instructions from their clients do not have discretion to vote on those items. Abstentions and broker non-votes will not be counted as a vote “for” or “against” any matter, though in certain cases abstentions will have the same effect as votes against a matter as they will be counted toward the tabulation of votes present or represented on the matter. Broker non-votes will not be counted as shares entitled to vote and accordingly will not affect the outcome with respect to any matter to be voted on at the Annual Meeting.

Please note that brokers may not vote your shares on the election of directors or other non-routine matters in the absence of your specific instructions as to how to vote, thus we strongly encourage you to provide instructions to your broker regarding the voting of your shares you hold in “street name” or through a broker or other nominee.

What vote is required to approve each proposal?

Proposal One

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or represented by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Abstentions will have no effect on the outcome of the election of nominees for director. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two

Under Proposal Two, our stockholders will have an advisory vote on executive compensation as described in this Proxy Statement (commonly referred to as “say-on-pay”). The votes under Proposal Two are, however, only advisory in nature, and the outcome of stockholder votes on Proposal Two will not be binding upon us, our Compensation Committee or our full Board. However, our Compensation Committee and our full Board will consider the results of the votes when making future decisions regarding our executive compensation policies and practices and in determining the frequency of future say-on-pay votes. We anticipate submitting to our stockholders for their advisory vote the next proposal on the frequency of future say-on-pay votes in our Proxy Statement for our 2019 annual meeting of stockholders.

Proposal Three

The affirmative vote of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or represented by proxy and entitled to vote, is required for approval of Proposal Three. Abstentions will be counted toward the tabulation of votes present or represented on these proposals and will have the same effect as votes against Proposal Three.

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How do I vote?

If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, and you are viewing this proxy over the Internet you may vote electronically over the Internet. For those stockholders who receive a paper proxy in the mail, you may also vote electronically over the Internet or by telephone, or by completing and mailing the proxy card provided. The website identified in our Notice of Internet Availability of Proxy Materials provides specific instructions on how to vote electronically over the Internet. Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials.

If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from your record holder that must be followed for your record holder to vote your shares per your instructions. Your broker will send you a Notice of Internet Availability of Proxy Materials which contains instructions on how to access the website to vote your shares electronically over the Internet or by telephone. If, however, you have elected to receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will receive an enclosed voting instruction form. Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided.

Stockholders who have previously elected to access our proxy materials and annual report electronically over the Internet will continue to receive an email, referred to in this Proxy Statement as an email notice, with information on how to access the proxy information and voting instructions.

Only proxy cards and voting instruction forms that have been signed, dated and timely returned, and only shares that have been timely voted electronically or by telephone will be counted in the quorum and voted. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, Wednesday, June 14, 2017.

Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers. You may also vote your shares in person at the Annual Meeting. If you are a registered holder, you may request a ballot at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if I receive more than one Notice of Internet Availability of Proxy Materials, email notice, proxy card or voting instruction form?

If you receive more than one Notice of Internet Availability of Proxy Materials, email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

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Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions. If you are a registered holder and you do not specify how the shares represented thereby are to be voted, your shares will be voted “FOR” the election of each of the seven nominees to our Board listed in the proxy, “FOR” the approval of each of Proposals Two and Three, and in the discretion of the proxy holder(s) as to any other matters that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, as well as any procedural matters. If your shares are held in street name and you do not specify how the shares represented thereby are to be voted, your broker may exercise its discretionary authority to vote on Proposal Three.

Can I change my vote after I have voted?

If your shares are registered in your name, you may revoke or change your vote at any time before the Annual Meeting by voting again electronically over the Internet or telephone, or by filing a notice of revocation or another proxy card with a later date with our Secretary at Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814. If you are a registered stockholder and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, printing and mailing the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy card and any additional solicitation materials furnished to our stockholders. Copies of solicitation materials will be furnished to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

Proposal One

Election of Directors

Our bylaws provide for seven directors unless otherwise changed by resolution of our Board. Directors are elected annually and hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. Stockholders who desire to nominate any person for election to our Board must comply with our bylaws, including our advance-notice bylaw provisions relating to the nomination of persons for election to our Board. See “Information about our Board of Directors, Board Committees and Related Matters—Board Committees and Meetings, Nominating and Corporate Governance Committee” below. It is intended that the proxies solicited by our Board will be voted “FOR” election of the following seven nominees unless a contrary instruction is made on the proxy: William L. Jones, Neil M. Koehler, Michael D. Kandris, Terry L. Stone, John L. Prince, Douglas L. Kieta and Larry D. Layne. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not expected, the person named in the proxy will vote for another candidate or candidates nominated by our Nominating and Corporate Governance Committee. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above. All of the nominees for director are, at present, directors of Pacific Ethanol and have been nominated by our Nominating and Corporate Governance Committee and ratified by our full Board.

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Required Vote of Stockholders

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Votes against a candidate, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

Majority Voting Guidelines

We have adopted corporate governance guidelines that implement a majority voting standard for uncontested elections of directors—that is, an election where the only nominees are those recommended by the Board. Notwithstanding that a nominee may be within the group of seven nominees receiving the highest number of affirmative votes, as determined above, if an incumbent nominee for director in an uncontested election receives a greater number of votes against his or her election than votes for his or her election (a “Majority Against Vote”), our corporate governance guidelines require that the nominee promptly tender his or her resignation following certification of the vote. Our Nominating and Corporate Governance Committee will promptly consider the tendered resignation and recommend to the full Board whether to accept the tendered resignation or take other action, such as rejecting the tendered resignation and addressing the apparent underlying causes of the Majority Against Vote.

In making this recommendation, our Nominating and Corporation Governance Committee will consider all factors deemed relevant, including the underlying ascertainable reasons why stockholders voted against the director, the length of service and qualifications of the director, the director’s contributions to Pacific Ethanol, Inc., whether by accepting the resignation we will no longer be in compliance with any applicable law, rule, regulation or governing document, and whether or not accepting the resignation is in the best interests of Pacific Ethanol, Inc. and our stockholders. Any director who tenders his or her resignation under these guidelines is not to participate in the Nominating and Corporate Governance Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. We will promptly and publicly disclose the Board’s decision and process in a report filed with or furnished to the Securities and Exchange Commission.

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Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” the election of EACH OF the SEVEN director nominees listed above.

Information About Our Board of Directors,
Board Committees and Related Matters

Directors and Director Nominees

The following table sets forth certain information regarding our directors and director nominees as of April 20, 2017:

Name	Age	Position(s) Held
William L. Jones(1)	67	Chairman of the Board, Director and Director Nominee
Neil M. Koehler	59	Chief Executive Officer, President, Director and Director Nominee
Michael D. Kandris	69	Chief Operating Officer, Director and Director Nominee
Terry L. Stone(2)	67	Director and Director Nominee
John L. Prince(3)	74	Director and Director Nominee
Douglas L. Kieta(4)	74	Director and Director Nominee
Larry D. Layne(4)	76	Director and Director Nominee

_______________

(1)     Member of the Audit and Nominating and Corporate Governance Committees.

(2)     Member of the Audit and Compensation Committees.

(3)     Member of the Audit, Compensation and Nominating and Corporate Governance Committees.

(4)     Member of the Compensation and Nominating and Corporate Governance Committees.

Experience and Background

The biographies below describe the skills, qualities and attributes and business experience of each of our directors, including the capacities in which they served during the past five years:

William L. Jones has served as Chairman of the Board and as a director since March 2005. Mr. Jones is a co-founder of Pacific Ethanol California, Inc., or PEI California, which is one of our predecessors, and served as Chairman of the Board of PEI California since its formation in January 2003 through March 2004, when he stepped off the board of directors of PEI California to focus on his candidacy for one of California’s United States Senate seats. Mr. Jones was California’s Secretary of State from 1995 to 2003. Since May 2002, Mr. Jones has also been the owner of Tri-J Land & Cattle, a diversified farming and cattle company in Fresno County, California. Mr. Jones has a B.A. degree in Agribusiness and Plant Sciences from California State University, Fresno.

Mr. Jones’s qualifications to serve on our Board include:

•	co-founder of PEI California;
•	knowledge gained through his extensive work as our Chairman since our inception in 2005;
•	extensive knowledge of and experience in the agricultural and feed industries, as well as a deep understanding of operations in political environments; and
•	background as an owner of a farming company in California, and his previous role in the California state government.

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Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005. Mr. Koehler is a co-founder of PEI California and served as its Chief Executive Officer since its formation in January 2003 and as a member of its board of directors from March 2004 until its dissolution in March 2012. Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997. Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy Marketing, LLC, or Kinergy, which he founded in September 2000, and which is one of our wholly-owned subsidiaries. Mr. Koehler has over 30 years of experience in the ethanol production, and marketing industry in the Western United States. Mr. Koehler is a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels. Mr. Koehler has a B.A. degree in Government from Pomona College.

Mr. Koehler’s qualifications to serve on our Board include:

•	day-to-day leadership experience as our current President and Chief Executive Officer provides Mr. Koehler with intimate knowledge of our operations;
•	extensive knowledge of and experience in the ethanol production and marketing industry, particularly in the Western United States;
•	prior leadership experience with other companies in the ethanol industry; and
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities.

Michael D. Kandris has served as a director since June 2008 and as our Chief Operating Officer since January 6, 2013. Mr. Kandris served as an independent contractor with supervisory responsibility for ethanol plant operations, under the direction of our Chief Executive Officer, from January 1, 2012 to January 5, 2013. Mr. Kandris was President, Western Division of Ruan Transportation Management Systems from November 2008 until his retirement in September 2009. From January 2000 to November 2007, Mr. Kandris served as President and Chief Operating Officer of Ruan Transportation Management Systems, where he had overall responsibility for all operations, finance and administrative functions. Mr. Kandris has 30 years of experience in all modes of transportation and logistics. Mr. Kandris served on the Executive Committee of the American Trucking Association and as a board member for the National Tank Truck Organization until his retirement from Ruan Transportation Management Systems in September 2009. Mr. Kandris has a B.S. degree in Business from California State University, Hayward.

Mr. Kandris’s qualifications to serve on our Board include:

•	extensive experience in various executive leadership positions;
•	extensive experience in rail and truck transportation and logistics; and
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities.

Terry L. Stone has served as a director since March 2005. Mr. Stone is a Certified Public Accountant with over thirty years of experience in accounting and taxation. He has been the owner of his own accountancy firm since 1990 and has provided accounting and taxation services to a wide range of industries, including agriculture, manufacturing, retail, equipment leasing, professionals and not-for-profit organizations. Mr. Stone has served as a part-time instructor at California State University, Fresno, teaching classes in taxation, auditing and financial and management accounting. Mr. Stone is also a financial advisor and franchisee of Ameriprise Financial Services, Inc. Mr. Stone has a B.S. degree in Accounting from California State University, Fresno.

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Mr. Stone’s qualifications to serve on our Board include:

•	extensive experience with financial accounting and tax matters;
•	recognized expertise as an instructor of taxation, auditing and financial and management accounting;
•	“audit committee financial expert,” as defined by the Securities and Exchange Commission; and satisfies the “financial sophistication” requirements of NASDAQ’s listing standards; and
•	ability to communicate and encourage discussion, together with his experience as a senior independent director of all Board committees on which he serves make him an effective chairman of our Audit Committee.

John L. Prince has served as a director since July 2005. Mr. Prince is retired but also works as a consultant. Mr. Prince was an Executive Vice President with Land O’ Lakes, Inc. from July 1998 until his retirement in 2004. Prior to that time, Mr. Prince was President and Chief Executive Officer of Dairyman’s Cooperative Creamery Association located in Tulare, California, until its merger with Land O’ Lakes, Inc. in July 1998. Land O’ Lakes, Inc. is a farmer-owned, national branded organization based in Minnesota with annual sales in excess of $6 billion and membership and operations in over 30 states. Prior to joining the Dairyman’s Cooperative Creamery Association, Mr. Prince was President and Chief Executive Officer for nine years until 1994, and was Operations Manager for the preceding ten years commencing in 1975, of the Alto Dairy Cooperative in Waupun, Wisconsin. Mr. Prince has a B.A. degree in Business Administration from the University of Northern Iowa.

Mr. Prince’s qualifications to serve on our Board include:

•	extensive experience in various executive leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities; and
•	ability to communicate and encourage discussion helps Mr. Prince discharge his duties effectively as chairman of our Nominating and Corporate Governance Committee.

Douglas L. Kieta has served as a director since April 2006. Mr. Kieta is currently retired but also works as a consultant through Century West Projects, Inc., of which he is the President and an owner, providing project and construction management services. Prior to retirement in January 2009, Mr. Kieta was employed by BE&K, Inc., a large engineering and construction company headquartered in Birmingham, Alabama, where he served as the Vice President of Power from May 2006 to January 2009. From April 1999 to April 2006, Mr. Kieta was employed at Calpine Corporation where he was the Senior Vice President of Construction and Engineering. Calpine Corporation is a major North American power company which leases and operates integrated systems of fuel-efficient natural gas-fired and renewable geothermal power plants and delivers clean, reliable and fuel-efficient electricity to customers and communities in 21 states and three Canadian provinces. Mr. Kieta has a B.S. degree in Civil Engineering from Clarkson University and a Master’s degree in Civil Engineering from Cornell University.

Mr. Kieta’s qualifications to serve on our Board include:

•	extensive experience in various leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities; and
•	service with Calpine affords a deep understanding of large-scale construction and engineering projects as well as plant operations, which is particularly relevant to our ethanol production facility operations.

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Larry D. Layne has served as a director since December 2007. Mr. Layne joined First Western Bank in 1963 and served in various capacities with First Western Bank and its acquiror, Lloyds Bank of California, and Lloyd’s acquiror, Sanwa Bank California, until his retirement in 2000. Sanwa Bank California was subsequently acquired by Bank of the West. From 1999 to 2000, Mr. Layne was Vice Chairman of Sanwa Bank California in charge of its Commercial Banking Group which encompassed all of Sanwa Bank California’s 38 commercial and business banking centers and 12 Pacific Rim branches as well as numerous internal departments. From 1997 to 2000, Mr. Layne was also Chairman of the Board of The Eureka Funds, a mutual fund family of five separate investment funds with total assets of $900 million. From 1996 to 2000, Mr. Layne was Group Executive Vice President of the Relationship Banking Group of Sanwa Bank California in charge of its 107 branches and 13 commercial banking centers as well as numerous internal departments. Mr. Layne has also served in various capacities with many industry and community organizations, including as Director and Chairman of the Board of the Agricultural Foundation at California State University, Fresno; Chairman of the Audit Committee of the Ag. Foundation at California State University, Fresno; board member of the Fresno Metropolitan Flood Control District; and Chairman of the Ag Lending Committee of the California Bankers Association. Mr. Layne has a B.S. degree in Dairy Husbandry from California State University, Fresno and is a graduate of the California Agriculture Leadership Program.

Mr. Layne’s qualifications to serve on our Board include:

•	extensive experience in various leadership positions;
•	day-to-day leadership experience affords a deep understanding of business operations, challenges and opportunities;
•	experience and involvement in California industry and community organizations provides a useful perspective; and
•	ability to communicate and encourage discussion helps Mr. Layne discharge his duties effectively as chairman of our Compensation Committee.

Relationships

There are no family relationships among our directors.

Corporate Governance

Corporate Governance Guidelines

Our Board believes that good corporate governance is paramount to ensure that Pacific Ethanol is managed for the long-term benefit of our stockholders. Our Board has adopted corporate governance guidelines that guide its actions with respect to, among other things, the composition of the Board and its decision making processes, Board meetings and involvement of management, the Board’s standing committees and procedures for appointing members of the committees, and its performance evaluation of our Chief Executive Officer.

Our Board has adopted a Code of Ethics that applies to all of our directors, officers, employees and consultants and an additional Code of Ethics that applies to our Chief Executive Officer and senior financial officers. The Codes of Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and is our “code of conduct” within the meaning of NASDAQ’s listing standards. Our Codes of Ethics are available at our website at http://www.pacificethanol.com/investors/governance. Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

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Board Leadership Structure

Our Chairman of the Board is William L. Jones, who is a non-employee director. Our Chief Executive Officer is Neil M. Koehler. These individuals have served in those capacities since our inception in 2005. Although we do not have a policy mandating the separation of the roles of Chairman and Chief Executive Officer, our Board, under our corporate governance guidelines, reserves the right to determine the appropriate leadership structure for our Board on a case-by-case basis. Our Board believes this separation remains appropriate as it allows our Chief Executive Officer to focus on the day-to-day business matters, while the Chairman focuses on leading the Board in its responsibilities of acting in the best interests of Pacific Ethanol and our stockholders. Under our corporate governance guidelines, our Board will appoint a lead independent director, nominated by our independent directors, whenever the offices of Chairman and Chief Executive Officer are held by the same individual, and at other times if requested by our independent directors.

Our Chairman of the Board is responsible for managing the business of the Board, including setting the Board agenda (with Board and management input), facilitating communication among directors, presiding at meetings of the Board and stockholders, sitting as chair at executive sessions at each regularly scheduled Board meeting, and providing support and counsel to the Chief Executive Officer. Our lead independent director, if separately appointed, is responsible for coordinating the activities of the independent directors and performing such other duties as the Board may determine. We believe that this Board leadership structure is appropriate in maximizing the effectiveness of our Board oversight and in providing perspective to our business that is independent from management.

Risk Oversight

Our Board has an active role, as a whole and also at the committee level, in overseeing management of Pacific Ethanol’s risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each of these areas. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks, including internal controls. Our Nominating and Corporate Governance Committee manages risks associated with the independence of members of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of our Audit, Compensation and Nominating and Corporate Governance Committees shall be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with Pacific Ethanol in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating and Corporate Governance Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the Securities and Exchange Commission and NASDAQ, additional criteria contained in our corporate governance guidelines and consideration of any other material relationship a director may have with Pacific Ethanol.

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The Board has determined that all of its directors are independent under these standards, except for Neil M. Koehler, who serves as our President and Chief Executive Officer, and Michael D. Kandris, who serves as our Chief Operating Officer. Messrs. Koehler and Kandris are deemed not to be independent due to their employment relationships with Pacific Ethanol, Inc.

Stockholder Communications with our Board of Directors

Our Board has implemented a process by which stockholders may send written communications directly to the attention of our Board or any individual member of our Board. The Chairman of our Audit Committee, Terry L. Stone, is responsible for monitoring communications from stockholders and providing copies of such communications to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to consider. Stockholders who wish to communicate with our Board can write to Chairman of the Audit Committee, The Board of Directors, Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814.

Board Committees and Meetings

Our business, property and affairs are managed under the direction of our Board. Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. During 2016, our Board held sixteen meetings and took action by written consent on various other occasions. All directors attended at least 75% of all meetings of our Board and of the committees on which they served or that were held during the period they were directors or committee members.

During 2016, members of our Board and its committees consulted informally with management from time to time and also acted by written consent without a meeting. Additionally, the independent members of our Board met in executive session regularly without the presence of management.

It is our policy to invite and encourage our directors to attend our annual meetings. At the date of our 2016 annual meeting, we had seven members on our Board, all of whom, except Mr. Kieta, attended the meeting.

Our Board has established standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee operates pursuant to a written charter that has been approved by our Board and the corresponding committee and that is reviewed annually and revised as appropriate. Each charter is available at our website at http://www.pacificethanol.com/investors/governance. Information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

Audit Committee

Our Audit Committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period and for the full year and implements and manages our enterprise risk management program. The Audit Committee also has the authority to retain consultants, and other advisors. Messrs. Stone, Jones and Prince served on our Audit Committee for all of 2016. Our Board has determined that each member of the Audit Committee is “independent” under the current NASDAQ listing standards and satisfies the other requirements under NASDAQ listing standards and Securities and Exchange Commission rules regarding audit committee membership. Our Board has determined that Mr. Stone qualifies as an “audit committee financial expert” under applicable Securities and Exchange Commission rules and regulations governing the composition of the Audit Committee, and satisfies the “financial sophistication” requirements of NASDAQ’s listing standards. During 2016, our Audit Committee held seven meetings and took action by written consent on one other occasion. The Audit Committee Report for 2016 can be found on page 23 of this Proxy Statement.

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Compensation Committee

Our Compensation Committee is responsible for establishing, updating and administering our compensation program for executive officers including, among other things, annual salaries and bonuses, stock options, stock grants, other stock-based awards, and other incentive compensation arrangements. The Committee establishes the elements and mix of total compensation, sets the parameters and specific target metrics of our performance-based incentive compensation plan, and determines the target compensation of our executive officers. In addition, our Compensation Committee establishes the compensation philosophy and objectives, and oversees the administration of the compensation program for all other employees. Our Compensation Committee also has the authority to administer our equity incentive plans with respect to grants to executive officers and directors, and also has authority to make equity awards under our equity incentive plans to all other eligible individuals. However, our Board may retain, reassume or exercise from time to time the power to administer our equity incentive plans. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of our Board.

Our Compensation Committee believes that our compensation program offered to our executive officers should attract, retain, motivate and reward key executive officers responsible for our success; align and strengthen the mutuality of interests of our executive officers, our company and our stockholders; deliver compensation that reflects our financial and operational performance, while providing the opportunity to earn above-targeted total compensation for exceptional performance; and provide total compensation to each executive officer that is internally equitable, competitive, and influenced by company and individual performance.

Our Compensation Committee has the authority to retain consultants and other advisors, and in furtherance of the foregoing objectives, our Compensation Committee initially in 2013, and again in each of the years 2014 and 2015, engaged Hay Group, a global human resources consulting firm, and in 2016 engaged its successor, Korn Ferry Hay Group (collectively, “Hay Group”), to conduct reviews of our compensation program for our executive officers and other employees. From those reviews, Hay Group provided our Compensation Committee with relevant market data and alternatives to consider when making compensation decisions as to our executive officers and other employees.

Messrs. Layne, Kieta, Stone and Prince served on our Compensation Committee for all of 2016. Our Board has determined that each member of the Compensation Committee is “independent” under the current NASDAQ listing standards. During 2016, our Compensation Committee held six meetings and took action by written consent on various other occasions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee considers and reports periodically to the Board on matters related to the identification, selection and qualification of Board members and candidates nominated to the Board. Our Nominating and Corporate Governance Committee also advises and makes recommendations to the Board with respect to corporate governance matters. The Nominating and Corporate Governance Committee also has the authority to retain consultants and other advisors. Messrs. Prince, Kieta, Layne and Jones served on our Nominating and Corporate Governance Committee for all of 2016. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the current NASDAQ listing standards. During 2016, our Nominating and Corporate Governance Committee held three meetings.

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The Nominating and Corporate Governance Committee will consider candidates for director recommended by any stockholder that is the beneficial owner of shares representing more than 1.0% of the then-outstanding shares of our common stock and who has beneficially owned those shares for at least one year. The Nominating and Corporate Governance Committee will evaluate those recommendations by applying its regular nominee criteria and considering the additional information described in the Nominating and Corporate Governance Committee’s charter. Stockholders who desire to recommend candidates for the Board for evaluation may do so by contacting Pacific Ethanol in writing, identifying the potential candidate and providing background and other relevant information. Stockholders must also comply with our bylaws, including our advance notice bylaw provisions relating to the nomination of persons for election to our Board that, among other things, require that nominations of persons for election to our Board at annual meetings be submitted to our Secretary at Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814, unless otherwise notified, by the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year’s annual meeting. We first mailed our proxy materials for our 2016 annual meeting on or about May 2, 2016 and anticipate mailing our proxy materials for our Annual Meeting on or about May 2, 2017. We have received no stockholder nominations of persons for election to our Board for our Annual Meeting.

Our Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may also come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms and other persons. In evaluating potential candidates, our Nominating and Corporate Governance Committee will take into account a number of factors, including, among others, the following:

•	the candidate’s independence from management;
•	whether the candidate has relevant business experience;
•	judgment, skill, integrity and reputation;
•	existing commitments to other businesses;
•	corporate governance background;
•	financial and accounting background, to enable the committee to determine whether the candidate would be suitable for Audit Committee membership; and
•	the size and composition of our Board.

In identifying new nominees for director, our Nominating and Corporate Governance Committee also intends to consider the diversity of the candidate’s background, viewpoints, training, professional experience, education and skill set.

Compensation of Directors

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting the compensation of directors, we consider the significant amount of time that Board members spend in fulfilling their duties to Pacific Ethanol as well as the experience level we require to serve on our Board. The Board, through its Compensation Committee, annually reviews the compensation and compensation policies for Board members. In recommending director compensation, the Compensation Committee is guided by the following three goals:

•	compensation should pay directors fairly for work required in a company of our size and scope;
•	compensation should align directors’ interests with the long-term interests of our stockholders; and
•	the structure of the compensation should be clearly disclosed to our stockholders.

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In making compensation decisions for 2016 as to our directors, our Compensation Committee compared our cash and equity compensation payable to directors against market data obtained by Hay Group in 2015. Our Compensation Committee determined this data from 2015 remained relevant to its compensation decisions for 2016. The Hay Group data included a survey of 1,400 companies across 24 industries with revenues between $1 billion and $2.5 billion. For 2015, our Compensation Committee targeted compensation for our directors to increase over a period of two years to approximately the median of compensation paid to directors of the companies contained in the Hay Group data. The second phase of this increase is reflected below in the discussion of the cash and equity compensation components of our director compensation program.

Cash Compensation

Our annual cash compensation program for directors includes the following:

•	base annual cash compensation provided to our non-employee directors, other than our Chairman, is $50,000;

•	annual cash compensation provided to the Chairman of our Board is $112,500, which reflects an increase of $7,500 effective June 16, 2016;

•	additional annual cash compensation provided to each of our Board committee chairs is $25,000, which reflects an increase of $5,000 effective June 16, 2016; and

•	additional annual cash compensation provided to our lead independent director is $12,000.

These amounts are paid in advance in bi-weekly installments. In addition, directors are reimbursed for specified reasonable and documented expenses in connection with attendance at meetings of our Board and its committees. Employee directors do not receive director compensation in connection with their service as directors.

Equity Compensation

Our Compensation Committee or our full Board typically grants equity compensation to our newly elected or reelected directors which normally vests as to 100% of the grants no later than one year after the date of grant. Vesting is typically subject to continued service on our Board during the full year.

In determining the amount of equity compensation for 2016, the Compensation Committee determined a target value of total compensation, which, beginning in 2015, was intended to increase over a period of two years to approximately the median of compensation paid to directors of the companies comprising the market data provided to us by Hay Group in 2015. The Compensation Committee then determined the cash component based on this market data. The balance of the total compensation target was then allocated to equity awards, and the number of shares to be granted to our directors was based on the estimated value of the underlying shares on the expected grant date.

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Our annual equity compensation program for directors includes the following:

•	the value of annual equity compensation provided to our non-employee directors, other than our Chairman, is $95,000, which reflects an increase of $15,000 over the prior year’s amount; and

•	the value of annual equity compensation provided to the Chairman of our Board is $142,500, which reflects an increase of $22,500 over the prior year’s amount.

In addition, our Compensation Committee may grant, and has from time to time granted, additional equity compensation to directors at its discretion.

Compensation of Employee Directors

Messrs. Koehler and Kandris were compensated as full-time employees and officers and therefore received no additional compensation for service as Board members during 2016. Information regarding the compensation awarded to Messrs. Koehler and Kandris is included in “Executive Compensation and Related Information—Summary Compensation Table” below.

Director Compensation Table – 2016

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)		Total ($)(2)
William L. Jones	$108,952	$141,222	(3)	$250,174
Terry L. Stone	$72,634	$94,476	(4)	$167,110
John L. Prince	$84,634	$94,476	(5)	$179,110
Douglas L. Kieta	$72,634	$94,476	(6)	$167,110
Larry D. Layne	$72,634	$94,476	(7)	$167,110

________________

(1)	For a description of annual director fees and fees for chair and lead independent director positions, see the disclosure above under “Compensation of Directors—Cash Compensation.”
(2)	The value of perquisites and other personal benefits was less than $10,000 in aggregate for each director.
(3)	At December 31, 2016, Mr. Jones held 27,664 vested shares from stock awards. Mr. Jones was granted 25,960 shares of our common stock on June 16, 2016 having an aggregate grant date fair value of $141,222, calculated based on the fair market value of our common stock on the applicable grant date. The shares vest on the earlier of our next annual meeting or July 1, 2017.
(4)	At December 31, 2016, Mr. Stone held 25,180 vested shares from stock awards. Mr. Stone was granted 17,367 shares of our common stock on June 16, 2016 having an aggregate grant date fair value of $94,476, calculated based on the fair market value of our common stock on the applicable grant date. The shares vest on the earlier of our next annual meeting or July 1, 2017.
(5)	At December 31, 2016, Mr. Prince held 7,434 vested shares from stock awards. Mr. Prince was granted 17,367 shares of our common stock on June 16, 2016 having an aggregate grant date fair value of $94,476, calculated based on the fair market value of our common stock on the applicable grant date. The shares vest on the earlier of our next annual meeting or July 1, 2017.
(6)	At December 31, 2016, Mr. Kieta held 37,154 vested shares from stock awards. Mr. Kieta was granted 17,367 shares of our common stock on June 16, 2016 having an aggregate grant date fair value of $94,476, calculated based on the fair market value of our common stock on the applicable grant date. The shares vest on the earlier of our next annual meeting or July 1, 2017.
(7)	At December 31, 2016, Mr. Layne held 13,817 vested shares from stock awards. Mr. Layne was granted 17,367 shares of our common stock on June 16, 2016 having an aggregate grant date fair value of $94,476, calculated based on the fair market value of our common stock on the applicable grant date. The shares vest on the earlier of our next annual meeting or July 1, 2017.

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Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a pending or completed action, suit or proceeding if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in the best interests of the corporation.

Our certificate of incorporation provides that, except in certain specified instances, our directors shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors, except liability for the following:

•	any breach of their duty of loyalty to Pacific Ethanol or our stockholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and
•	any transaction from which the director derived an improper personal benefit.

In addition, our certificate of incorporation and bylaws obligate us to indemnify our directors and officers against expenses and other amounts reasonably incurred in connection with any proceeding arising from the fact that such person is or was an agent of ours. Our bylaws also authorize us to purchase and maintain insurance on behalf of any of our directors or officers against any liability asserted against that person in that capacity, whether or not we would have the power to indemnify that person under the provisions of the Delaware General Corporation Law. We have entered and expect to continue to enter into agreements to indemnify our directors and officers as determined by our Board. These agreements provide for indemnification of related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to our directors, officers and controlling persons under the foregoing provisions of our certificate of incorporation or bylaws, or otherwise, we have been informed that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any narrative discussion of our compensation arrangements. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation paid to our named executive officers.

As noted below in “Executive Compensation and Related Information—Compensation Discussion and Analysis”, our compensation program for our executive officers utilizes elements including base salary, annual performance-based cash incentive compensation, including special discretionary cash bonuses, long-term equity incentive compensation, and health and other benefits to achieve the following goals:

•	attract, retain, motivate and reward key executive officers responsible for our success;

•	align and strengthen the mutuality of interests of our executive officers, our company and our stockholders;

•	deliver compensation that reflects our financial and operational performance, while providing the opportunity to earn above-targeted total compensation for exceptional performance; and

•	provide total compensation to each executive officer that is internally equitable, competitive, and influenced by company and individual performance.

We believe that our success depends in large part on our ability to attract, retain and motivate qualified executives through competitive compensation arrangements. We also believe that the compensation paid to our executive officers should be influenced by the value we create for our stockholders. For these reasons, our Compensation Committee believes that our compensation program should provide incentives to attain both short- and long-term financial and other business objectives and reward those executive officers who contribute meaningfully to attaining those objectives. The Compensation Committee supports a pay-for-performance philosophy within a compensation structure that is competitive, internally equitable and responsible.

Our Compensation Committee’s process for determining overall target compensation for each executive officer is based in part on an analysis of compensation of similarly situated personnel at third-party survey group companies derived from market data provided by the Compensation Committee’s compensation consultant.

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This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Pacific Ethanol’s named executive officers, as disclosed in Pacific Ethanol’s proxy statement for its 2017 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related disclosure, is hereby APPROVED.”

Please read the “Executive Compensation and Related Information” section of this Proxy Statement for additional details about our executive compensation program and the different components of the program, including information about the total compensation of our named executive officers in 2016. See also “Information About our Board of Directors, Board Committees and Related Matters – Board Committees and Meetings – Compensation Committee” on page 14 of this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on us, our Compensation Committee or our Board. The vote will provide our Compensation Committee and our Board with information relating to the opinions of our stockholders which the Compensation Committee will consider as it makes determinations with respect to future action regarding executive compensation and our executive compensation program.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2016 COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

Proposal THREE

Ratification of Appointment of
Independent Registered Public Accounting Firm

Our Audit Committee has appointed the independent registered public accounting firm of RSM US LLP to audit and comment on our financial statements for the year ending December 31, 2017, and to conduct whatever audit functions are deemed necessary. RSM US LLP audited our financial statements for the year ended December 31, 2016 that were included in our most recent Annual Report on Form 10-K.

A representative of RSM US LLP will not be present at the Annual Meeting.

Required Vote of Stockholders

Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock and Series B Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote.

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In the event that our stockholders do not ratify the appointment of RSM US LLP as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” RATIFICATION OF THE APPOINTMENT OF RSM US LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

Other Matters

Our Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

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Audit Matters

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by RSM US LLP for the years ended December 31, 2016 and 2015.

	2016	2015
Audit Fees	$613,250	$494,500
Audit-Related Fees	94,320	135,682
Tax Fees	69,500	75,800
All Other Fees	–	–
Total	$777,070	$705,982

Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and our Registration Statements on Form S-3 and S-8, and the review of our internal accounting and reporting controls as required under Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” Such fees would include amounts billed for professional services performed in connection with mergers and acquisitions, audits of 401(k) plans, pension plans and RIN audits.

Tax Fees. Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

All Other Fees. Consists of amounts billed for services other than those noted above.

Our Audit Committee considered all non-audit services provided by RSM US LLP and determined that the provision of such services was compatible with maintaining such firm’s audit independence.

Audit Committee Pre-Approval Policy

Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Chairman of our Audit Committee for pre-approval prior to engaging our independent auditor for such services. These interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification. During 2016 and 2015, all services performed by RSM US LLP were pre-approved by our Audit Committee in accordance with these policies and applicable Securities and Exchange Commission regulations.

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Audit Committee Report

The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of NASDAQ and the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board that is available on Pacific Ethanol’s website at http://www.pacificethanol.net/investors/governance/audit-committee-charter. As described more fully in its charter, the Audit Committee oversees the financial reporting process, the internal control structure and disclosure controls and procedures on behalf of the Board.

Management is responsible for the preparation, presentation and integrity of Pacific Ethanol’s financial statements; the appropriateness of the accounting principles and reporting policies that are used; and procedures designed to reasonably assure compliance with accounting standards, and applicable laws and regulations. Management is also responsible for the effectiveness of Pacific Ethanol’s internal control over financial reporting, and reports to the Audit Committee on any deficiencies found.

Pacific Ethanol’s independent registered public accounting firm, RSM US LLP, is responsible for performing an independent audit of Pacific Ethanol’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the effectiveness of Pacific Ethanol’s internal control over financial reporting. The Audit Committee is directly responsible for the selection, compensation, evaluation and oversight, and retention of Pacific Ethanol’s independent registered public accounting firm, and evaluates its independence.

Under its written charter, the Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to Pacific Ethanol’s independent registered public accounting firm as well as any of Pacific Ethanol’s employees, and has the ability to retain, at Pacific Ethanol’s expense, special legal, accounting, or other experts or advisors it deems necessary in the performance of its duties, apart from counsel or advisors hired by management.

Audit Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or Pacific Ethanol’s independent registered public accounting firm. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Pacific Ethanol’s independent registered public accounting firm. Pre-approval includes audit services, audit-related services, tax services, and all other services.

The Audit Committee reviewed and discussed with management its assessment of and report on the effectiveness of Pacific Ethanol’s internal control over financial reporting as of December 31, 2016, which it made based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework). The Audit Committee also reviewed and discussed with RSM US LLP its audit and report on Pacific Ethanol’s internal control over financial reporting.

The Audit Committee reviewed and discussed the audited financial statements in Pacific Ethanol’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 with management and RSM US LLP. The Audit Committee also discussed with RSM US LLP the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee obtained from RSM US LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with RSM US LLP its independence from Pacific Ethanol, Inc. and management.

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Our Audit Committee considered all non-audit services provided by RSM US LLP and determined that the provision of such services was compatible with maintaining such firm’s audit independence.

Based on the reviews and discussions referred to above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements referred to above in Pacific Ethanol’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

Terry L. Stone, Chairman

William L. Jones

John L. Prince

Change in Independent Public Accountants

On June 30, 2015, we dismissed Hein & Associates LLP as our independent registered public accountants. On July 1, 2015, we engaged RSM US LLP as our new independent registered public accountants. The reports of Hein & Associates LLP on our consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change our independent registered public accountant was authorized and approved by our Audit Committee.

In connection with the audit of our financial statements as of and for the fiscal years ended December 31, 2014 and 2013 and during the interim period through June 30, 2015, the date of dismissal, we had no disagreement with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K under the Securities Act), which disagreements, if not resolved to the satisfaction of Hein & Associates LLP would have caused it to make reference thereto in its report on the financial statements for such years. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

During our two fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through July 1, 2015, the date we engaged RSM US LLP, we did not consult with RSM US LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements, or as to any disagreement or reportable event as described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K under the Securities Act.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our voting securities as of April 20, 2017, the date of the table, by:

•	each of our executive officers;

•	each of our directors and director nominees;

•	all of our executive officers and directors as a group; and

•	each person known by us to beneficially own more than 5% of the outstanding shares of any class of our voting capital stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Except as indicated by footnote, percentage of beneficial ownership is based on 41,896,131 shares of common stock and 926,942 shares of Series B Preferred Stock outstanding as of the date of the table.

The table below excludes an aggregate of 1,813,101 shares of our Non-Voting Common Stock. Our Non-Voting Common Stock is convertible on a one-for-one basis into shares of our common stock; provided, that our Non-Voting Common Stock may not be converted:

•	to the extent that, after giving effect to the conversion, the holder and its affiliates would beneficially own, in the aggregate, more than 9.99% of our outstanding shares of common stock; and

•	except upon 61-days’ prior written notice of conversion to us, including surrender of the stock certificates representing the Non-Voting Common Stock to be converted.

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Name and Address of Beneficial Owner(1)	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
William L. Jones	Common	62,585(2)	*
	Series B Preferred	12,820	1.38%
Neil M. Koehler	Common	818,667(3)	1.94%
	Series B Preferred	256,410	27.66%
Bryon T. McGregor	Common	153,069(4)	*
Christopher W. Wright	Common	114,035(5)	*
Terry L. Stone	Common	42,547	*
John L. Prince	Common	28,801	*
Douglas L. Kieta	Common	54,521	*
Larry D. Layne	Common	31,184	*
Michael D. Kandris	Common	130,985(6)	*
Paul P. Koehler	Common	109,152(7)	*
	Series B Preferred	12,820	1.38%
James R. Sneed	Common	91,745(8)	*
Frank P. Greinke	Common	58,319(9)	*
	Series B Preferred	85,180	9.19%
Lyles United, LLC	Common	383,901(10)	*
	Series B Preferred	512,820	55.32%
Candlewood Investment Group, LP	Common	3,603,196(11)	8.60%
BlackRock, Inc.	Common	2,189,235(12)	5.23%
All executive officers and directors as a group (11 persons)	Common	1,637,291(13)	3.87%
________________	Series B Preferred	282,050	30.42%

*	Less than 1.00%
(1)	Messrs. Jones, Koehler, Stone, Prince, Kieta, Layne and Kandris are directors of Pacific Ethanol. Messrs. N. Koehler, McGregor, Kandris, P. Koehler, Wright and Sneed are executive officers of Pacific Ethanol. The address of each of these persons is c/o Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814.
(2)	Amount represents 53,624 shares of common stock held by William L. Jones and Maurine Jones, husband and wife, as community property, 184 shares of common stock underlying a warrant issued to Mr. Jones and 8,777 shares of common stock underlying our Series B Preferred Stock held by Mr. Jones.
(3)	Amount represents 522,321 shares of common stock held directly, 3,663 shares of common stock underlying a warrant, 175,554 shares of common stock underlying our Series B Preferred Stock and 117,129 shares of common stock underlying options.
(4)	Includes 33,461 shares of common stock underlying options.
(5)	Includes 23,461 shares of common stock underlying options.
(6)	Includes 31,746 shares of common stock underlying options.
(7)	Amount represents 89,189 shares of common stock held directly, 184 shares of common stock underlying a warrant, 8,777 shares of common stock underlying our Series B Preferred Stock and 11,002 shares of common stock underlying options.
(8)	Includes 10,204 shares of common stock underlying options.
(9)	Amount represents shares of common stock underlying our Series B Preferred Stock. The shares are beneficially owned by Frank P. Greinke, as trustee under the Greinke Personal Living Trust Dated April 20, 1999. The address of Frank P. Greinke is P.O. Box 4159, 1800 W. Katella, Suite 400, Orange, California 92863.
(10)	Amount represents 29,305 shares of common stock underlying a warrant and 351,108 shares of common stock underlying our Series B Preferred Stock. In addition, The Lyles Foundation holds 3,488 shares of common stock. The address of Lyles United, LLC is P.O. Box 4376, Fresno, California 93744-4376.

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(11)	The information with respect to the holdings of Candlewood Investment Group, LP, including the information in this footnote, is based solely on the Schedule 13G filed with the Securities and Exchange Commission on March 21, 2017 by Candlewood Investment Group, LP (“Investment Manager”), Michael Lau, David Koenig, Phil DeSantis and Jonathan Weiss (collectively, the “Managing Partners”), Candlewood Investment Group General, LLC (“Manager GP”), Candlewood Special Situations General, LLC (“Fund GP”) and Candlewood Special Situations Master Fund, Ltd. (“Special Situations Fund”) as the reporting persons. As reported in the Schedule 13G, an aggregate of 3,603,196 shares beneficially owned are held directly by private investment funds, including the Special Situations Fund, advised by the Investment Manager. The Fund GP serves as general partner to these private investment funds, including the Special Situations Fund. The Manager GP serves as general partner to the Investment Manager. The Managing Partners are managing partners of the Investment Manager. The reporting persons hold shared voting and dispositive power over, and beneficial ownership of, 3,603,196 shares; provided, that Mr. Lau also holds sole voting and dispositive power over, and beneficial ownership of, 7,284 additional shares; Mr. Koenig also holds sole voting and dispositive power over, and beneficial ownership of, 2,742 additional shares; and Mr. DeSantis also holds sole voting and dispositive power over, and beneficial ownership of, 4,207 additional shares. The private investment funds advised by the Investment Manager that directly hold the shares of common stock have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares of common stock (the “Economic Interest”) reported as beneficially owned by the Investment Manager, the Fund GP, the Manager GP and the Managing Partners (other than shares of common stock for which a Managing Partner has sole voting and dispositive power). The Economic Interest of the Special Situations Fund is reported as exceeding five percent of our issued and outstanding shares of common stock. In addition, the Special Situations Fund holds 1,797,147 shares of Non-Voting Common Stock and certain other private investment funds advised by the Investment Manager hold, in the aggregate, 285,941 shares of Non-Voting Common Stock. Because Candlewood Investment Group, LP and the other reporting persons cannot acquire the common stock underlying the Non-Voting Common Stock within 60 days, they are deemed not to have beneficial ownership of the underlying shares of common stock. The address for the reporting persons is 555 Theodore Fremd Ave., Suite C-303, Rye, New York 10580.
(12)	The information with respect to BlackRock, Inc., including the information in this footnote, is based solely on the Schedule 13G filed with the Securities and Exchange Commission on January 30, 2017 by BlackRock, Inc. as the reporting person. BlackRock, Inc. holds sole voting power over 2,098,824 shares, sole dispositive power over 2,189,235 shares and beneficially owns 2,189,235 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(13)	Amount represents 1,213,149 shares of common stock held directly, 227,003 shares of common stock underlying options, 4,031 shares of common stock underlying warrants and 193,108 shares of common stock underlying our Series B Preferred Stock.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2016 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock (“reporting persons”) that no other reports were required, we believe that all reporting persons filed, on a timely basis, all reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2016 or prior fiscal years.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Security Holders:
2006 Stock Incentive Plan(1)	240,310	$4.18	–
2016 Stock Incentive Plan	–	$–	987,816

_________________

(1)	Our 2006 Stock Incentive Plan (“2006 Plan”) terminated on July 19, 2016 except to the extent of unvested shares of our restricted common stock and options to purchase shares of our common stock outstanding as of that date.

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Executive Compensation and Related Information

Executive Officers

The following table sets forth certain information regarding our executive officers as of April 20, 2017:

Name	Age	Position(s) Held
Neil M. Koehler	59	Chief Executive Officer, President and Director
Michael D. Kandris	69	Chief Operating Officer and Director
Bryon T. McGregor	53	Chief Financial Officer
Christopher W. Wright	64	Vice President, General Counsel and Secretary
Paul P. Koehler	57	Vice President, Commodities and Corporate Development
James R. Sneed	50	Vice President, Supply and Trading

Neil M. Koehler has served as Chief Executive Officer, President and as a director since March 2005. Mr. Koehler is a co-founder of PEI California and served as its Chief Executive Officer since its formation in January 2003 and as a member of its board of directors from March 2004 until its dissolution in March 2012. Prior to his association with PEI California, Mr. Koehler was the co-founder and General Manager of Parallel Products, one of the first ethanol production facilities in California, which was sold to a public company in 1997. Mr. Koehler was also the sole manager and sole limited liability company member of Kinergy, which he founded in September 2000, and which is one of our wholly-owned subsidiaries. Mr. Koehler has over 30 years of experience in the ethanol production and marketing industry in the Western United States. Mr. Koehler is a Director of the Renewable Fuels Association and is a nationally-recognized speaker on the production and marketing of renewable fuels. Mr. Koehler has a B.A. degree in Government from Pomona College.

Michael D. Kandris has served as a director since June 2008 and as our Chief Operating Officer since January 6, 2013. Mr. Kandris served as an independent contractor with supervisory responsibility for ethanol plant operations, under the direction of our Chief Executive Officer, from January 1, 2012 to January 5, 2013. Mr. Kandris was President, Western Division of Ruan Transportation Management Systems from November 2008 until his retirement in September 2009. From January 2000 to November 2007, Mr. Kandris served as President and Chief Operating Officer of Ruan Transportation Management Systems, where he had overall responsibility for all operations, finance and administrative functions. Mr. Kandris has 30 years of experience in all modes of transportation and logistics. Mr. Kandris served on the Executive Committee of the American Trucking Association and as a board member for the National Tank Truck Organization until his retirement from Ruan Transportation Management Systems in September 2009. Mr. Kandris has a B.S. degree in Business from California State University, Hayward.

Bryon T. McGregor has served as our Chief Financial Officer since November 19, 2009. Mr. McGregor served as Vice President, Finance at Pacific Ethanol from September 2008 until he became Interim Chief Financial Officer in April 2009. Prior to joining Pacific Ethanol, Mr. McGregor was employed as Senior Director for E*TRADE Financial from February 2002 to August 2008, serving in various capacities including International Treasurer based in London, England from 2006 to 2008, Brokerage Treasurer and Director from 2003 to 2006 and Assistant Treasurer and Director of Finance and Investor Relations from 2002 to 2003. Prior to joining E*TRADE, Mr. McGregor served as Manager of Finance and Head of Project Finance for BP (formerly Atlantic Richfield Company – ARCO) from 1998 to 2001. Mr. McGregor has extensive experience in banking and served as a Director of International Project Finance for Credit Suisse from 1992 to 1998, as Assistant Vice President for Sumitomo Mitsubishi Banking Corp (formerly The Sumitomo Bank Limited) from 1989 to 1992, and as Commercial Banking Officer for Bank of America from 1987 to 1989. Mr. McGregor has a B.S. degree in Business Management from Brigham Young University.

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Christopher W. Wright has served as Vice President, General Counsel and Secretary since June 2006. From April 2004 until he joined Pacific Ethanol in June 2006, Mr. Wright operated an independent consulting practice, advising companies on complex transactions, including acquisitions and financings. Prior to that time, from January 2003 to April 2004, Mr. Wright was a partner with Orrick, Herrington & Sutcliffe, LLP, and from July 1998 to December 2002, Mr. Wright was a partner with Cooley Godward LLP, where he served as Partner-in-Charge of the Pacific Northwest office. Mr. Wright has extensive experience advising boards of directors on compliance, securities matters and strategic transactions, with a particular focus on guiding the development of rapidly growing companies. He has acted as general counsel for numerous technology enterprises in all aspects of corporate development, including fund-raising, business and technology acquisitions, mergers and strategic alliances. Mr. Wright has an A.B. degree in History from Yale College and a J.D. from the University of Chicago Law School.

Paul P. Koehler has served as a Vice President since 2005. Mr. Koehler has over 25 years of experience in business development and marketing in the energy industry. Prior to joining Pacific Ethanol in 2005, he served as Director of Business Development for PPM Energy, Inc., leading PPM’s efforts to develop and acquire several wind power projects. Mr. Koehler was also a co-founder of ReEnergy, one of the companies acquired by Pacific Ethanol. Mr. Koehler has also served as a member of the board of directors of Towerstream Corporation, a public company, since May 30, 2007. During the 1990s he worked for Portland General Electric and Enron in marketing and origination of long-term transactions, risk management, and energy trading. Mr. Koehler has a B.A. degree from the Honors College at the University of Oregon.

James R. Sneed has served as a Vice President since September 2012. Mr. Sneed has worked for over 20 years in various senior management and executive positions in the ethanol industry. Prior to joining Pacific Ethanol in 2012, Mr. Sneed was employed by Hawkeye Gold, LLC from April 2010 to September 2012, ultimately serving as Vice President – Ethanol Marketing and Trading. Prior to that time, from May 2003 to April 2010, Mr. Sneed was employed by Aventine Renewable Energy, an ethanol production and marketing company, where he helped build its operations from two ethanol plants in two states to marketing for fifteen production facilities in eight states, ultimately serving as Vice President, Marketing and Logistics. Mr. Sneed is a Certified Public Accountant, has a B.S. degree in Accounting from Olivet Nazarene University, and has an MBA degree from Northwestern University, Kellogg School of Management.

Family Relationships

Our officers are appointed by and serve at the discretion of our Board. Except for Neil M. Koehler and Paul P. Koehler, who are brothers, there are no family relationships among our executive officers and directors.

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Compensation Discussion and Analysis

In this section, we explain the material elements of our executive compensation program for our Chief Executive Officer and our other named executive officers, or NEOs, identified below whose compensation is in the executive compensation tables beginning on page 53 below.

•	Neil M. Koehler, President and Chief Executive Officer

•	Michael D. Kandris, Chief Operating Officer

•	Bryon T. McGregor, Chief Financial Officer

•	Christopher W. Wright, Vice President, General Counsel and Secretary

•	James R. Sneed, Vice President of Supply and Trading

The executive compensation tables provide additional important information regarding the compensation and benefits awarded to, earned by or paid to our NEOs over our last three fiscal years, as well as the compensation program in which our NEOs are eligible to participate. You should read that section in conjunction with this section.

The Compensation Committee of our Board administers our executive compensation program. Each member of the Compensation Committee is “independent” under applicable NASDAQ listing standards, is an “outside director” within the meaning of Internal Revenue Code (“Code”) Section 162(m), and is a non-employee director within the meaning of Section 16 of the Exchange Act.

Executive Summary

Our executive compensation program is intended to achieve the following objectives:

•	attract, retain, motivate and reward key executive officers responsible for our success;

•	align and strengthen the mutuality of interests of our executive officers, our company and our stockholders;

•	deliver compensation that reflects our financial and operational performance, while providing the opportunity to earn above-targeted total compensation for exceptional performance; and

•	provide total compensation to each executive officer that is internally equitable, competitive, and influenced by company and individual performance.

We believe that our success depends in large part on our ability to attract, retain and motivate qualified executives through competitive compensation arrangements. We also believe that the compensation paid to our executive officers should be influenced by the value we create for our stockholders. For these reasons, our Compensation Committee believes that our compensation program should provide incentives to attain both short- and long-term financial and other business objectives and reward those executive officers who contribute meaningfully to attaining those objectives. The Compensation Committee supports a pay-for-performance philosophy within a compensation structure that is competitive, internally equitable and responsible.

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Our executive compensation program consists of three primary elements:

•	base salary;

•	annual performance-based cash incentive compensation; and

•	long-term equity incentive compensation.

2016 Pay Highlights

Our base salary, annual performance-based cash incentive compensation and long-term equity incentive compensation decisions for 2016 described in this Executive Compensation section were made in March 2016. In addition, special discretionary bonus compensation decisions for 2016 were made in March 2017.

In 2016, we achieved significant progress towards our strategic and other business objectives. Highlights of 2016 include:

•	Adjusted EBITDA. We achieved $58,900,000 of earnings before interest expense, benefit for income taxes, asset impairments, purchase accounting adjustments, fair value adjustments, and depreciation and amortization expense, or Adjusted EBITDA. Adjusted EBITDA is the financial performance measure under our annual cash incentive compensation plan. This level of Adjusted EBITDA represents a substantial improvement over our Adjusted EBITDA for 2015, increasing 266% in 2016 compared to 2015.

•	Debt refinancing and related transactions. We successfully refinanced our term debt associated with our Midwest assets and in doing so, improved our liquidity, reduced our total debt outstanding and substantially reduced our annual interest costs. As part of those efforts, we expanded our relationship with Aurora Cooperative Elevator Company, or Aurora Coop, by contributing our Aurora, Nebraska plant assets into a newly created entity into which Aurora Coop contributed its grain elevator with 3,500,000 bushels of storage capacity, loop track, related land and other assets. The transaction with Aurora Coop was immediately accretive to earnings and we expect the arrangement to reduce operating costs by over $5,000,000 annually. In addition, the new arrangement fully integrates our Aurora plants and the grain facilities into a more functional and better performing single facility, enabling us to optimize grain procurement; more efficiently manage grain transfers; offer storage, drying and merchandising to local farmers; and providing us with additional growth opportunities.

•	Plant improvement initiatives. We continued our plant improvement projects to optimize our production, lower our carbon score and produce meaningful near-term returns. Among other projects, we implemented an industrial scale membrane system and continued to work toward installing a solar photovoltaic power system at our Madera facility, the first ever commercial solar power system installed at a U.S. ethanol facility. We continued work to interconnect our cogeneration system at our Stockton plant with Pacific Gas & Electric and received the first ever approved registration from the Environmental Protection Agency for producing cellulosic ethanol from corn fiber at the plant. We also began generating high-value D3 RINs from the production of cellulosic ethanol at our Stockton plant.

•	Integration of Aventine. We continued to successfully integrated our Midwest assets in 2016 following our acquisition of Aventine Renewable Energy Holdings, Inc., or Aventine, on July 1, 2015, which more than doubled our ethanol production capacity to 515 million gallons per year, making us the sixth largest ethanol producer in the United States, and for 2016 increased our annual marketing volume to over 1.0 billion gallons. In connection with these integration efforts, we also restructured our operating and accounting systems.

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As a result of our financial performance and progress towards our strategic and other business objectives, as well as the compensation of our NEOs compared to the market data and other factors discussed under “Compensation Decisions for 2016” on page 42 below and elsewhere in this Executive Compensation and Related Information section, total direct compensation for 2016—which includes actual base salary, annual performance-based cash incentive compensation, special discretionary bonus compensation, and long-term equity incentive compensation increased by approximately 18% for Neil M. Koehler, our President and Chief Executive Officer; increased by approximately 23% for Michael D. Kandris, our Chief Operating Officer; increased by approximately 19% for Bryon T. McGregor, our Chief Financial Officer; increased by approximately 18% for Christopher W. Wright, our Vice President, General Counsel and Secretary; and increased by approximately 13% for James R. Sneed, our Vice President of Supply and Trading. These increases reflect higher base salaries, higher performance-based annual cash incentive compensation and special discretionary bonus compensation, and higher long-term equity incentive compensation due to the timing of restricted stock grants to our NEOs.

The 2016 compensation information in this Proxy Statement includes actual results for 2016 under our performance-based annual cash incentive compensation plan and special discretionary bonus compensation paid in recognition of significant progress towards our strategic and other business objectives. Our annual cash incentive compensation plan payouts and special discretionary bonuses were made in March 2017. No plan payouts were made in respect of the financial performance element of our annual cash incentive compensation plan because our Adjusted EBITDA of $58,900,000 fell slightly below the lowest payout threshold for 2016 of Adjusted EBITDA of $61,800,000. Our NEOs performed well in their execution of a number of strategic and other initiatives in 2016, as noted above, and consequently, our NEOs each received maximum payouts under the individual performance element of the plan.

Compensation Philosophy and Objectives

Our compensation philosophy and objectives are to align the interests of our executive officers with those of our stockholders and incent our executive officers to attain our short- and long-term financial and other business goals. We also seek to ensure that our executive compensation structure and total compensation is fair, reasonable and competitive in the marketplace so that we can attract and retain superior personnel in key positions. In addition, we endeavor to provide an executive compensation structure and total compensation that are internally equitable based upon each executive officer’s role and responsibilities. Our Compensation Committee seeks to make executive compensation decisions that embody this philosophy and that are directed towards attaining these objectives.

In implementing our compensation philosophy and objectives, our Compensation Committee reviews and analyzes each executive position, including the importance and scope of the role and how the position compares to other Pacific Ethanol executive officers and personnel. Our Compensation Committee also compares these positions to similar positions at organizations from across the United States, including organizations engaged in the chemicals, light and heavy manufacturing, and construction and materials industries, as further described below under “Benchmarking”. In addition, our Compensation Committee draws from other compensation-related market data. This information helps provide our Compensation Committee with an understanding of how total compensation for each executive officer relates to the value of his or her position.

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We believe that structuring our executive officer compensation program to align the interests of our executive officers with our interests and those of our stockholders, and properly incenting our executive officers to attain our short- and long-term business goals, best serves the interests of our stockholders and creates stockholder value. We believe this occurs through motivating our executive officers to attain our short- and long-term business goals and retaining these executive officers by providing compensation opportunities that are competitive in the marketplace and internally equitable. We also endeavor to design our executive compensation program so that it is not reasonably likely to materially and adversely affect us, as discussed in more detail in “Compensation Risk Analysis” on page 52 below. We intend that total compensation paid or available to our executive officers, including base salary, annual cash incentive compensation and any special discretionary bonuses, long-term equity incentive compensation and benefits, is consistent with our compensation philosophy and objectives described above.

Compensation Governance Practices

Below we highlight various executive compensation governance practices intended to align the interests of our executive officers with those of our stockholders, incent the attainment of our short- and long-term business objectives, and attract and retain superior employees in key positions.

•	Pay-for-performance. We tie a substantial portion of pay to company and individual performance. We structure total compensation with significant annual cash incentives and a long-term equity component, thereby making a substantial portion of each NEO’s targeted total compensation dependent upon company and individual performance as well as the performance of our stock price.

•	Retention through long-term equity awards. We employ long-term equity awards through grants of restricted stock that vest in the future. These equity awards are designed to aid in our retention of key personnel in important positions and align the interests of our executive officers with those of our stockholders.

•	Long vesting periods. Our equity awards to our NEOs generally vest in annual installments over a three year period.

•	Linkage of annual cash incentive compensation plan to company performance. Our annual cash incentive compensation plan links a majority of targeted and potential payouts to our financial performance. The 2016 financial performance measure for the compensation pool for our annual incentive compensation plan was Adjusted EBITDA, which we weighted at 80% for our NEOs. The 2016 non-financial performance measure for funding the compensation pool of this incentive compensation plan was individual performance measured against pre-established goals, which we weighted at 20% for our NEOs.

•	Perquisites. We do not currently offer our NEOs any significant perquisites, other than certain travel perquisites or those offered to our employees generally. Our executive officers are not guaranteed any retirement or pension benefits or any non-qualified deferred compensation plans. Instead, we offer our NEOs the opportunity to accumulate assets through their equity awards and the appreciation of their equity awards, and offer the opportunity to participate in our 401(k) plan on the same basis as our other employees.

•	Independent compensation consultant. Our independent compensation consultant, Hay Group, is retained directly by our Compensation Committee.

•	No short selling, pledging or hedging. Our insider trading policy prohibits all employees, officers and directors from engaging in any short sale of Pacific Ethanol securities, as well as any transaction involving puts, calls, collars, forward sales contracts, warrants or other options on Pacific Ethanol securities. Additionally, our executive officers are restricted from pledging Pacific Ethanol securities as collateral for a loan.

•	No option re-pricing. Neither our 2006 Plan nor our 2016 Stock Incentive Plan (“2016 Plan”) permits options or stock appreciation rights to be repriced to a lower exercise price without the approval of our stockholders, except in connection with certain changes to our capital structure.

•	Clawback policy. If we are required as the result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or incentive-based or equity-based compensation they receive.

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Executive Compensation Program and Processes

Participants

Compensation Committee

Our Compensation Committee, with input from our management and one or more independent compensation consultants, establishes, updates and administers our executive compensation program. Our Compensation Committee establishes our compensation philosophy and objectives; oversees the design and administration of our executive compensation program; establishes the elements and mix of total compensation; sets the parameters and specific target metrics of our performance-based incentive compensation plan; and determines the target compensation of our executive officers.

Our Compensation Committee has the authority to retain independent counsel, advisors and other experts to assist it in the compensation-setting process and receives adequate funding to engage those service providers.

Independent Compensation Consultant

In October 2013, following a competitive request for proposal from three different compensation consultants, our Compensation Committee retained Hay Group as its independent advisor for its 2013−2014 compensation review. Hay Group was selected based on its expertise and skilled team dedicated to meet the needs of our Compensation Committee and its experience with ethanol and other companies closely tied to agriculture and commodity businesses. Our Compensation Committee reengaged Hay Group as its independent advisor for its 2015 and 2016 compensation reviews.

Hay Group furnishes independent data, market analyses and advice to our Compensation Committee concerning executive compensation, including regarding the competitiveness of compensation plan design and evolving executive compensation trends and practices. Hay Group is available to attend and participate in Compensation Committee meetings from time to time as and when requested by our Compensation Committee. Hay Group also advises our Compensation Committee on the principal aspects of our executive compensation program, including the implementation of our compensation philosophy and objectives, and specific elements of executive compensation.

In evaluating Hay Group’s independence, our Compensation Committee considered multiple factors. In particular, our Compensation Committee reviewed all services Hay Group provided to Pacific Ethanol in 2013−2016. These services included consulting services to help us determine appropriate compensation for 2014, 2015 and 2016 for our NEOs as well as certain non-NEO personnel, including our non-employee directors. The fees for these consulting services were not segregated between consulting services in respect of NEO compensation and consulting services in respect of non-NEO personnel compensation. In total, fees paid to Hay Group for services rendered to help us determine appropriate compensation for 2014 were $34,000, for 2015 were $62,000 and for 2016 were $41,000. Our Compensation Committee also considered Pacific Ethanol’s purchase of survey data from Hay Group for purposes of benchmarking NEO and non-NEO compensation, which amounted to $18,000 for 2014, $1,000 for 2015 and none for 2016. We did not engage Hay Group, and no fees were paid to Hay Group, in respect of any services other than Hay Group’s work with our Compensation Committee and management to help us determine appropriate compensation for 2014, 2015 and 2016 for our NEOs and certain non-NEO personnel, including our non-employee directors. In evaluating Hay Group’s independence, our Compensation Committee also considered Hay Group’s internal mechanisms and policies to ensure Hay Group’s ability to provide objective advice, including that:

•	Hay Group is hired by the Compensation Committee and reports directly to the Compensation Committee; and

•	Hay Group has a broad base of clients, which reduces its reliance on any specific account for achieving its business goals.

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Hay Group also represented to the Compensation Committee that there are no personal or business relationships between the Hay Group account manager and any member of the Compensation Committee or any NEO beyond the Pacific Ethanol relationship. Further, the Hay Group account manager does not directly own any Pacific Ethanol shares (although some of the account manager’s investments controlled solely by independent, third-party managers may own Pacific Ethanol shares by way of indexed funds). Based on the above and other factors, including the factors set forth under Rule 10C-1 of the Exchange Act, the Compensation Committee assessed Hay Group’s independence and concluded that no conflict of interest exists that would prevent Hay Group from independently representing the Compensation Committee.

Management

Our Chief Executive Officer and other executive officers attend Compensation Committee meetings as requested by the Compensation Committee. These individuals are not present during executive sessions of Compensation Committee meetings except at the invitation of the Compensation Committee. Our General Counsel, under the direction of our Chief Executive Officer, leads our management in preparing recommendations on executive and employee compensation requested by the Compensation Committee.

Benchmarking

Our Compensation Committee benchmarks the total compensation of our NEOs using compensation market data as a reference to assist it in understanding the competitive pay positioning of total compensation and each element of compensation. Our Compensation Committee reviews compensation for each executive officer in relation to the 25th, 50th and 75th percentiles of the compensation market data that, along with other factors, provides context for executive pay decisions. Hay Group provided, for comparative purposes, compensation data from surveys of third parties that includes information from United States industrial companies, including organizations engaged in the chemicals, light and heavy manufacturing, and construction and materials industries. We have included in Appendix A to this Proxy Statement the companies included in the survey data.

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Other Factors Considered in Setting Compensation

In addition to a review of our competitive market position, our Compensation Committee also took into account several other important factors in setting executive compensation for 2016, including company performance, including progress towards our strategic and other business objectives; internal pay equity considerations; the experience and responsibilities of each NEO; budget constraints; market conditions; and individual performance, including individual contributions to company achievements.

As part of the 2016 compensation-setting process for our NEOs, our Compensation Committee also reviewed “tally sheets” comprised of spreadsheets and tabular information that indicated the dollar amount of each component of compensation, including current and proposed base salaries, the proposed actual cash incentives to be paid for the prior year and the targeted cash incentives for the current year, and current projected values for the proposed equity-based awards based on stock price assumptions. The purpose of those tally sheets was to provide our Compensation Committee with a comprehensive snapshot of both the actual compensation provided to our executive officers and the potential compensation that could result from the various components of their proposed 2016 compensation packages. The Compensation Committee did not take into account the potential payments under our severance and change-in-control arrangements as the Compensation Committee sought to maintain the appropriate incentives with regard to matters that might result in severance and change-in-control payments. See “Other Policies and Factors Affecting Executive Officer Compensation—Severance and Change-in-Control Arrangements” below.

The Role of Stockholder Say-on-Pay Votes

We provide our stockholders with the opportunity to cast an advisory vote on the compensation of our NEOs each year. At our 2016 annual meeting, approximately 98% of votes cast on our “say-on-pay” proposal were voted in favor of the proposal.

Our Compensation Committee considered the outcome of this advisory vote and believes it conveyed the support of our stockholders of the Compensation Committee’s decisions and our executive compensation program and practices for 2015.

In keeping with the approval of our proposal at our 2013 annual meeting to submit “say-on-pay” advisory proposals to our stockholders annually, we will continue to do so for the foreseeable future and our Compensation Committee will continue to consider the results of future “say-on-pay” advisory votes in its ongoing evaluation of our compensation program and practices.

Risk Considerations

As discussed in “Compensation Risk Analysis” below, the Compensation Committee reviews our compensation program annually and for 2016 concluded that this program did not create risks that could be reasonably likely to have a material adverse effect on us.

Elements of Compensation

Our executive compensation program is comprised of three principal elements designed to operate together as part of an integrated compensation package to further our compensation objectives. The three principal elements of our executive compensation program are:

•	cash compensation in the form of base salary;

•	annual cash incentive compensation; and

•	long-term equity incentive compensation.

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In addition, our executive compensation program also includes indirect compensation in the form of standard employee benefits, limited perquisites and other executive benefits, and severance and change-in-control benefits. Our executive compensation program also allows for special discretionary cash or equity awards to address specific individual or other circumstances not fully addressed by the three principal elements of our executive compensation program.

In making compensation decisions, our Compensation Committee exercises its judgment on the overall level of compensation provided by this total compensation package as well as the mix of the three principal elements of compensation.

Base Salary

Our Compensation Committee reviews the base salary levels for our executive officers annually and makes such adjustments as it deems appropriate after taking into account the officer’s level and scope of responsibility and experience, company and individual performance, competitive market data, and internal pay equity considerations.

Annual Cash Incentive Compensation

Annual cash incentive compensation for key employees, including our NEOs, consists of cash awards under our short-term incentive plan. We have an annual cash incentive compensation plan applicable to all NEOs. Participants are eligible for annual cash incentive compensation based upon the attainment of pre-established goals. Awards under the plan are based on two elements: company financial performance and the NEO’s individual performance. Our Compensation Committee believes that these elements will best incent our NEOs to attain our short- and long-term financial and other business goals. The 2016 payout structure under our annual cash incentive compensation plan for our NEOs is set forth below:

Target ($)	x	Performance Factor	=	Overall Payout

• Target $ = % of base salary • NEO Target %: ➢ CEO: 70% ➢ Other NEOs: 40-50%		• Financial performance: ➢ 80% weight ➢ Min/max payout for Adjusted EBITDA: 0%/200% of target • Individual performance: ➢ 20% weight ➢ Min/max payout: 0%/100% of target		• Minimum payout: 0% of target • Target Payout: 100% of target • Maximum payout: 160% of target

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Our Compensation Committee selected our annual cash incentive compensation plan as the vehicle for cash incentive compensation for 2016 for our executive officers because the Compensation Committee believes the plan properly incents our executive officers by focusing primarily on our financial performance, as further discussed below, while allowing awards to reflect other important factors, including an executive officer’s individual performance and accomplishments. The retention of such flexibility may preclude certain of our annual awards from qualifying as performance-based compensation under Code Section 162(m), resulting in the loss of income tax deductibility to the extent annual compensation exceeds $1,000,000.

Financial Performance

We have an annual cash incentive compensation plan applicable to all NEOs. Our annual cash incentive compensation plan uses our Adjusted EBITDA as its sole financial performance element and is based on an Adjusted EBITDA goal established by our Compensation Committee. The Compensation Committee is expected to change the numerical Adjusted EBITDA goal from year to year and may include financial performance measures other than Adjusted EBITDA in future years.

The Compensation Committee selected the Adjusted EBITDA metric because it believes that earnings before interest, taxes, depreciation and amortization, or EBITDA, is an industry-accepted measure of overall financial performance and demonstrates our financial performance and ability to reinvest in our business. The Compensation Committee departed from the standard EBITDA metric because it believes Adjusted EBITDA better reflects Pacific Ethanol’s financial performance on a year-over-year basis by excluding non-recurring, non-cash charges or gains from asset impairments, purchase accounting adjustments and fair value adjustments. Use of the Adjusted EBITDA metric also allowed the Compensation Committee to incent our executive officers to focus on factors over which they can exert control, such as attaining higher margins through managing production volumes relative to both ethanol and co-product sales prices and production input costs, increasing production efficiencies, and controlling operating costs such as selling, general and administrative expenses, all of which impact Adjusted EBITDA. The Compensation Committee also desired to omit from the financial performance metric factors over which the executive officers have less control and which it viewed as less relevant to measuring year-over-year financial performance, such as recurring interest expense and taxes as well as non-cash charges or gains from depreciation and amortization, asset impairments, purchase accounting adjustments and fair value adjustments.

The financial performance element for 2016 was weighted at 80% and was the most heavily-weighted element. This element was assigned the highest weighting because the principal purpose of our annual cash incentive compensation plan is to motivate and reward participants for achieving our financial goals, while allowing significantly higher payouts for 2016 of up to 200% of the targeted payout amount for financial outperformance, and to align participant and stockholder interests.

Individual Performance

The individual performance element for 2016 was weighted at 20% and is based on individual participant goals based on quantitative criteria and subjective elements established by each participant’s supervisor, in consultation with our executive committee. The extent to which a participant is deemed to have achieved his or her individual performance goals is determined by our executive committee in consultation with the participant’s supervisor. However, the extent to which a participant who is an executive officer is deemed to have achieved his or her individual performance goals is recommended by our Chief Executive Officer but ultimately determined by our Compensation Committee. Payout under the individual performance element is in the discretion of the Compensation Committee and could range from 0% to 100% of the participant’s targeted payout amount.

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Long-Term Equity Incentive Compensation

Long-term equity incentive compensation for key employees, including our NEOs, generally consists of awards of restricted stock under our equity incentive plans. Although we have granted stock options in the past, awards under our equity incentive plans have primarily been in the form of restricted stock grants as a means of providing long-term equity incentive compensation. We believe that shares of restricted stock are less subject to market volatility than stock options and therefore offer a more balanced and competitive equity compensation arrangement. Upon expiration of our 2006 Plan in July 2016, we transitioned our grants of long-term equity incentive compensation to occur under our 2016 Plan.

The Compensation Committee approves equity awards for our NEOs in connection with the annual review of their individual performance and overall compensation. The annual awards are typically made near the end of the first quarter and represent the majority of the shares granted for the year under our long-term equity incentive compensation program. Each award is designed primarily as a retention tool, typically requiring the executive to remain with Pacific Ethanol for at least one year to receive the benefit of one-third of the award on partial vesting and at least three years to receive the full benefit of the award on full vesting. We believe our equity incentive compensation aligns the interests of our NEOs with those of our stockholders and provides each NEO with a significant incentive to manage our company from the perspective of an owner with an equity stake in the business by tying significant portions of the recipients’ compensation to the market price of our common stock.

Awards of restricted stock typically vest annually over a three-year period of continued service measured from the grant date. Each award of restricted stock will provide a return to the NEO only to the extent he or she remains employed with us during the partial or full vesting period.

In making long-term equity incentive awards, our Compensation Committee sets a target value for the award for each executive officer based on its judgment about the factors used in setting executive officer total compensation described under “Compensation Philosophy and Objectives” above as well as our Compensation Committee’s judgment regarding the desired mix of base salary, annual cash incentives and long-term equity incentives. Our Compensation Committee also considers outstanding vested and unvested equity awards to executive officers, the stock ownership levels of executive officers and the potential dilutive effect on our stockholders.

Once our Compensation Committee determines the target value of a recipient’s long-term equity incentive award, we establish the specific number of shares subject to the award by dividing the target value of the equity grant by the closing price of a share of our common stock on the date of grant. This is the same valuation model we use for our financial statements determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Stock Compensation.

Other Compensation and Benefits

We do not currently offer retirement or pension benefits or any non-qualified deferred compensation plans. Instead, we provide our NEOs with the opportunity to accumulate retirement income primarily through a defined contribution plan and through the appreciation of the value of their equity awards. Consistent with our pay-for-performance compensation philosophy, we do not provide our executive officers with any significant perquisites, other than certain travel perquisites or those offered to our employees generally. Except as noted below, our NEOs are eligible to participate in the following employee benefit programs on the same basis as all other regular employees:

401(k) Plan. Each of our NEOs and other salaried employees are eligible to participate in a defined contribution plan qualified under Code Section 401(k). In 2016, we contributed $1.00 for each $1.00 of employee contributions, up to a maximum contribution of 6.0% of the participant’s eligible compensation. Our maximum matching contribution during 2016 was $15,900 per year. We have included our contributions to the accounts of the NEOs for the applicable years in the “All Other Compensation” column in the Summary Compensation Table below to the extent “All Other Compensation” exceeded $10,000 for a particular NEO.

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Group Life, Health and Disability Plans. We have established group life, health and disability plans for our employees. The NEOs may participate in these plans on the same basis as other employees.

Perquisites and Other Benefits. We furnish a limited number of perquisites to our NEOs, of which only travel-related perquisites, together with matching contributions under our 401(k) plan, as discussed above, and contributions to health savings accounts, meet the threshold for reporting in the “All Other Compensation” column in the Summary Compensation Table under the rules of the Securities and Exchange Commission. Our corporate travel policy, applicable only to certain executive officers, covers expenses of our Vice President, General Counsel and Secretary and our Vice President of Supply and Trading for business travel from their out-of-state residences to our principal offices in Sacramento, California as well as expenses for local lodging. Our travel policy does not provide for a “gross-up” for taxes on amounts we reimburse under the policy that are taxable compensation to the employee.

Other Policies and Factors Affecting Executive Officer Compensation

Severance and Change-in-Control Arrangements

We have established executive employment agreements that include severance and change-in-control arrangements with each of our NEOs. These arrangements set forth the terms and conditions upon which these NEOs would be entitled to receive certain benefits upon termination of employment.

These agreements are intended to help us attract and retain executive talent in a competitive marketplace; enhance the prospects that the NEOs would remain with us and devote their attention to our performance in the event of a potential change in control; foster their objectivity in considering a change-in-control proposal; and facilitate their attention to our affairs without the distraction that could arise from the uncertainty inherent in severance and change-in-control situations.

The disclosure below under “—Summary Compensation Table—Executive Employment Agreements”, “—Severance and Change in Control Arrangements with Named Executive Officers” and “—Calculation of Potential Payments upon Termination or Change in Control” explains in detail the benefits under these arrangements and the circumstances under which these NEOs would be entitled to them.

Trading Policy

Our insider trading policy prohibits all employees, officers and directors from engaging in any short sale of Pacific Ethanol securities, as well as any transaction involving puts, calls, collars, forward sales contracts, warrants or other options on Pacific Ethanol securities. Additionally, our executive officers are restricted from pledging Pacific Ethanol securities as collateral for a loan.

Tax Considerations

Code Section 162(m) generally disallows a tax deduction to publicly-held corporations for compensation paid to certain of their executive officers to the extent such compensation exceeds $1,000,000 per covered officer in any year. However, this limitation only applies to compensation that is not considered performance-based for purposes of Code Section 162(m). Certain types of performance-based compensation are excluded from the $1,000,000 deduction limit if specific requirements are met. No amounts paid under our annual cash incentive compensation plan for 2016 or our special discretionary bonuses for 2016 qualified as such performance-based compensation. Our time-based grants of restricted stock awarded to our executive officers do not qualify as such performance-based compensation because their vesting is not tied to any performance metric.

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Our Compensation Committee generally considers the impact of Code Section 162(m) when designing our cash and equity incentive compensation programs so that awards may be granted under these programs in a manner that qualifies them as performance-based for purposes of Code Section 162(m). However, we believe that in establishing the cash and equity incentive compensation programs for our executive officers, the potential tax deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. We believe it is important to maintain cash and equity incentive compensation at the levels and with the design features needed to attract and retain the executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Code Section 162(m) limitation. Accordingly, our Compensation Committee may grant awards under which payments may not be deductible under Code Section 162(m) when the Compensation Committee determines that such non-deductible arrangements are otherwise in our best interests and in furtherance of the objectives of our executive compensation program.

Compensation Recovery Policies

Pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as the result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or incentive-based or equity-based compensation they receive. We anticipate additional requirements once the SEC completes its rulemaking in this regard under the Dodd-Frank Wall Street Reform and Consumer Protection Act and we intend to fully comply with the requirements.

Compensation Decisions for 2016

Our Compensation Committee established compensation for our NEOs in 2016 in a manner consistent with our executive compensation philosophy and objectives. Our Compensation Committee made its annual compensation decisions for 2016 in March 2016 and also granted special discretionary bonuses for 2016 in March 2017.

Our Compensation Committee’s decisions were based upon its judgment about our financial and other business performance for 2015, expected and actual financial and other business performance for 2016, and the positions, scope and importance of the roles of our NEOs and how their positions compared to other Pacific Ethanol executive officers and personnel. Our Compensation Committee’s decisions were also based on comparing and adjusting the compensation of our NEOs in reference to the compensation of similarly situated personnel at other organizations through a benchmarking process. See “Benchmarking” above. The Compensation Committee also considered certain other factors such as budget constraints and executive officer recommendations. Through these efforts, our Compensation Committee established a desired level and mix of total compensation.

In setting the compensation of our executive officers, except as noted below, our Compensation Committee did not adhere to any specific formulas tied to market data nor did it rely on market data to determine the specific mix of compensation components. Instead, our Compensation Committee used this data as a guide and a resource for tracking executive compensation trends.

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Total Compensation

Our Compensation Committee targeted total compensation for all of our NEOs to be competitive with similarly situated personnel at the 50th percentile relative to our third-party survey group companies based on the market data provided by Hay Group. Our Compensation Committee, based on Hay Group’s advice, generally considers total compensation as competitive if it falls within 15% of total compensation at the targeted percentile. The Compensation Committee determined that targeting total compensation for our NEOs to be competitive with similarly situated personnel at the 50th percentile was appropriate because that level is consistent with the Compensation Committee’s intention for 2016 to target total compensation for our executive officers at or around the median of total compensation of similarly situated personnel at other organizations.

The targeted total cash compensation of our executive officers, represented by base salaries and annual cash incentive compensation, was at approximately the 25th percentile for 2016 relative to the total cash compensation of comparable executives among our third-party survey group companies based on the market data provided by Hay Group.

In 2016, as in years past, our Compensation Committee made a conscious decision to target cash compensation at a lower percentile compared to its total compensation target, therefore targeting long-term equity incentive compensation at a higher percentile in order to attain its total compensation target. Our Compensation Committee believes that targeting higher long-term equity incentive compensation aligns the interests of our NEOs with those of our stockholders and provides each NEO with a significant incentive to manage our company from the perspective of an owner with an equity stake in the business by tying significant portions of the executive’s compensation to the market price of our common stock.

Base Salary

Our Compensation Committee increased base salaries for our executive officers by 3.0% over 2015 levels, representing a merit adjustment, which we believe was in-line with average industry increases.

Targeted base salaries for 2016 were at approximately the 25th percentile relative to base salaries of comparable executives among our third-party survey group companies based on the market data provided by Hay Group.

Annual Cash Incentive Compensation

Annual Performance-Based Plan

Our Compensation Committee targeted 2016 annual cash incentive compensation at 70% of base salary for our Chief Executive Officer, at 50% of base salary for our Chief Operating Officer, our Chief Financial Officer and our Vice President, General Counsel and Secretary and at 40% of base salary for our Vice President of Supply and Trading. These levels were generally consistent with the targeted percentage bonus amounts included in each executive officer’s employment agreement.

Targeted annual cash incentive compensation for 2016 was at approximately the 25th percentile relative to annual cash incentive compensation of comparable executives among our third-party survey group companies based on the market data provided by Hay Group.

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As discussed above, awards under our annual cash incentive compensation plan are based on two elements: company financial performance and the NEO’s individual performance. For 2016, our Compensation Committee weighted for each of our NEOs, company financial performance at 80% and individual NEO performance at 20%. In doing so, our Compensation Committee desired to incent most heavily activities that lead to strong overall financial performance while still rewarding individual performance.

Our Compensation Committee established our 2016 financial performance goal of Adjusted EBITDA at $77,300,000 based on our financial projections established early in the year. Our Adjusted EBITDA goal of $77,300,000 was viewed as attainable but highly aspirational at the time the projections were finalized. Payout under the financial performance element was non-discretionary and was funded at a rate of 0% to 200% of the participants’ targeted payout amount for the financial performance element based on our actual Adjusted EBITDA for 2016 compared to our Adjusted EBITDA goal of $77,300,000.

Our Compensation Committee approved a sliding scale of achievement and payout opportunities under which lower actual Adjusted EBITDA for 2016 corresponded to lower levels of goal achievement and lower payouts, subject to a minimum Adjusted EBITDA threshold; and higher actual Adjusted EBITDA for 2016 corresponded to higher levels of goal achievement and higher payouts, subject to a maximum payout.

The Compensation Committee established for 2016 a targeted payout amount of $2,626,000 if all personnel covered by the plan attained 100% of their financial and individual performance goals. The targeted payout amount of $2,626,000 was comprised of $1,566,000 attributable to financial performance and $1,060,000 attributable to individual performance. The Compensation Committee established for 2016 a maximum aggregate plan pool of $4,192,000 comprised of $3,132,000 attributable to financial performance and $1,060,000 attributable to individual performance.

The $1,566,000 difference between the maximum aggregate plan pool of $4,192,000 and the targeted payout amount of $2,626,000 was available if our actual Adjusted EBITDA for 2016 equaled or exceeded approximately 200% of our Adjusted EBITDA goal of $77,300,000.

We had to attain a minimum Adjusted EBITDA of $61,800,000 for 2016, or 80% of our Adjusted EBITDA goal, to support any payout under the financial performance element. This feature was intended to assure that we achieved an acceptable minimum level of financial performance before annual cash incentives would be paid to any participant, including our executive officers, under the financial performance element of the plan. At the minimum Adjusted EBITDA of $61,800,000 for 2016, the aggregate payout for the financial performance element would have been 50%, or $783,000, of the targeted payout amount for the financial performance element. There would have been no payout under the financial performance element for actual Adjusted EBITDA below $61,800,000 for 2016. At the maximum Adjusted EBITDA of $154,500,000 for 2016, the aggregate payout for the financial performance element would have been 200%, or $3,132,000, of the targeted payout amount for the financial performance element.

The payout under the financial performance element would be calculated on a straight-line prorated basis at actual Adjusted EBITDA levels below our Adjusted EBITDA goal of $77,300,000, subject to the minimum Adjusted EBITDA of $61,800,000 for 2016. Likewise, the payout under the financial performance element would be calculated on a straight-line prorated basis at actual Adjusted EBITDA levels above our Adjusted EBITDA goal of $77,300,000, subject to a maximum payout corresponding to Adjusted EBITDA of $154,500,000 for 2016.

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The targeted and maximum payout for the individual performance element was $1,060,000 under all scenarios if all personnel covered by the plan attained 100% of their individual performance goals.

Special Discretionary Bonuses

In March 2017, our Compensation Committee granted special discretionary bonuses to our NEOs for 2016 in recognition of our significant progress towards our strategic and other business objectives. In determining the special discretionary bonus amounts payable to our NEOs, the Compensation Committee used its judgment, taking into consideration internal pay equity considerations, the experience and responsibilities of each NEO, and individual contributions to company achievements.

Long-Term Equity Incentive Compensation

Our Compensation Committee targeted 2016 long-term equity incentive compensation for our NEOs at a level necessary to bring targeted total compensation to a level competitive with similarly situated personnel at the 50th percentile relative to our third-party survey group companies based on the market data provided by Hay Group. Higher long-term equity incentive compensation targets were required because base salaries and annual cash incentive compensation were at approximately the 25th percentile. In making equity awards, our Compensation Committee established the specific number of shares subject to the award of long-term equity incentive compensation by dividing the target value of the equity grant by the closing price of a share of our common stock on the date of grant.

Targeted long-term equity incentive compensation for 2016 was generally between the 50th and 75th percentiles relative to long-term equity incentive compensation of comparable executives among our third-party survey group companies based on the market data provided by Hay Group.

Long-term equity incentive compensation decisions were made in March 2016 based on the market price of our common stock at the time, but actual grants of restricted stock were deferred until June 2016, when our 2016 Plan was adopted by our stockholders, due to lack of available shares under our expiring 2006 Plan. Reported long-term equity incentive compensation for 2016 was higher than targeted due this timing of restricted stock grants as the market price of our common stock increased from the time long-term equity incentive compensation decisions were made in March 2016 to the time actual grants of restricted stock were made in June 2016.

Individual Executive Officer Compensation Targets

Target direct compensation for each of our NEOs for 2016 is set forth below.

Specific results against performance objectives that influenced the amount and mix of our NEOs’ total direct compensation for 2016 included our actual Adjusted EBITDA, which fell below the minimum Adjusted EBITDA threshold of $61,800,000, and full attainment by our NEOs of their respective individual performance goals under our annual cash incentive compensation plan. We failed to attain our Adjusted EBITDA goal for 2016 due to challenging industry and market conditions, resulting in no payout under the financial performance element of our annual cash incentive compensation plan to any NEO. Our NEOs performed well, however, under their individual performance elements, resulting in maximum payouts under that measure. In addition, we granted special discretionary bonuses to our NEOs for 2016 in recognition of our significant progress towards our strategic and other business objectives.

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Neil M. Koehler, President and Chief Executive Officer

The following table shows Mr. Koehler’s direct target compensation for 2016 and 2015. The graph below shows the positioning of Mr. Koehler’s 2016 direct target compensation relative to similarly situated personnel at our third-party survey group companies based on the market data provided by Hay Group:

			Change
Neil M. Koehler	2016	2015	Dollars	Percent
Base Salary*	$461,217	$447,783	$13,434	3.0%
Annual Cash Incentive Compensation
Target Percent of Base Salary	70.0%	70.0%		–
Target Dollars	$322,852	$313,448	$9,404	3.0%
Long-Term Equity Incentive Compensation
Target Percent of Base Salary	108.4%	111.7%		(3.0)%
Target Dollars	$500,000	$500,000	$–	–
Target Total Direct Compensation	$1,284,069	$1,261,231	$22,838	1.8%

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*	The base salary amount represents Mr. Koehler’s final annual base salary rate for 2016. In March 2016, we increased Mr. Koehler’s annual base salary rate to $461,217, which remained in effect through December 31, 2016.

Our Compensation Committee increased Mr. Koehler’s target total direct compensation by 1.8% for 2016 as compared to 2015. The increase in target total direct compensation for 2016 resulted from a merit increase in Mr. Koehler’s base salary of 3.0% and a commensurate increase in his targeted annual cash incentive compensation.

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Michael D. Kandris, Chief Operating Officer

The following table shows Mr. Kandris’s direct target compensation for 2016 and 2015. The graph below shows the positioning of Mr. Kandris’s 2016 direct target compensation relative to similarly situated personnel at our third-party survey group companies based on the market data provided by Hay Group:

			Change
Michael D. Kandris	2016	2015	Dollars	Percent
Base Salary*	$330,611	$320,981	$9,630	3.0%
Annual Cash Incentive Compensation
Target Percent of Base Salary	50.0%	50.0%		–
Target Dollars	$165,306	$160,491	$4,815	3.0%
Long-Term Equity Incentive Compensation
Target Percent of Base Salary	51.7%	53.3%		(3.0)%
Target Dollars	$171,030	$171,030	$–	–
Target Total Direct Compensation	$666,947	$652,502	$14,445	2.2%

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*	The base salary amount represents Mr. Kandris’s final annual base salary rate for 2016. In March 2016, we increased Mr. Kandris’s annual base salary rate to $330,611, which remained in effect through December 31, 2016.

Our Compensation Committee increased Mr. Kandris’s target total direct compensation by 2.2% for 2016 as compared to 2015. The increase in target total direct compensation for 2016 resulted from a merit increase in Mr. Kandris’s base salary of 3.0% and a commensurate increase in his targeted annual cash incentive compensation.

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Bryon T. McGregor, Chief Financial Officer

The following table shows Mr. McGregor’s direct target compensation for 2016 and 2015. The graph below shows the positioning of Mr. McGregor’s 2016 direct target compensation relative to similarly situated personnel at our third-party survey group companies based on the market data provided by Hay Group:

			Change
Bryon T. McGregor	2016	2015	Dollars	Percent
Base Salary*	$299,710	$290,981	$8,729	3.0%
Annual Cash Incentive Compensation
Target Percent of Base Salary	50.0%	50.0%		–
Target Dollars	$149,855	$145,491	$4,364	3.0%
Long-Term Equity Incentive Compensation
Target Percent of Base Salary	57.1%	58.8%		(2.9)%
Target Dollars	$171,030	$171,030	$–	–
Target Total Direct Compensation	$620,595	$607,502	$13,093	2.2%

__________

*	The base salary amount represents Mr. McGregor’s final annual base salary rate for 2016. In March 2016, we increased Mr. McGregor’s annual base salary rate to $299,710, which remained in effect through December 31, 2016.

Our Compensation Committee increased Mr. McGregor’s target total direct compensation by 2.2% for 2016 as compared to 2015. The increase in target total direct compensation for 2016 resulted from a merit increase in Mr. McGregor’s base salary of 3.0% and a commensurate increase in his targeted annual cash incentive compensation.

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Christopher W. Wright, Vice President, General Counsel and Secretary

The following table shows Mr. Wright’s direct target compensation for 2016 and 2015. The graph below shows the positioning of Mr. Wright’s 2016 direct target compensation relative to similarly situated personnel at our third-party survey group companies based on the market data provided by Hay Group:

			Change
Christopher W. Wright	2016	2015	Dollars	Percent
Base Salary*	$289,410	$280,981	$8,429	3.0%
Annual Cash Incentive Compensation
Target Percent of Base Salary	50.0%	50.0%		–
Target Dollars	$144,705	$140,491	$4,214	3.0%
Long-Term Equity Incentive Compensation
Target Percent of Base Salary	59.1%	60.9%		(3.0)%
Target Dollars	$171,030	$171,030	$–	–
Target Total Direct Compensation	$605,145	$592,502	$12,643	2.1%

__________

*	The base salary amount represents Mr. Wright’s final annual base salary rate for 2016. In March 2016, we increased Mr. Wright’s annual base salary rate to $289,410, which remained in effect through December 31, 2016.

Our Compensation Committee increased Mr. Wright’s target total direct compensation by 2.1% for 2016 as compared to 2015. The increase in target total direct compensation for 2016 resulted from a merit increase in Mr. Wright’s base salary of 3.0% and a commensurate increase in his targeted annual cash incentive compensation.

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James R. Sneed, Vice President of Supply and Trading

The following table shows Mr. Sneed’s direct target compensation for 2016 and 2015. The graph below shows the positioning of Mr. Sneed’s 2016 direct target compensation relative to similarly situated personnel at our third-party survey group companies based on the market data provided by Hay Group:

			Change
James R. Sneed	2016	2015	Dollars	Percent
Base Salary*	$245,550	$238,398	$7,152	3.0%
Annual Cash Incentive Compensation
Target Percent of Base Salary	40.0%	40.0%		–
Target Dollars	$98,220	$95,359	$2,861	3.0%
Long-Term Equity Incentive Compensation
Target Percent of Base Salary	50.9%	52.4%		(2.9)%
Target Dollars	$125,000	$125,000	$–	–
Target Total Direct Compensation	$468,770	$458,757	$10,013	2.2%

__________

*	The base salary amount represents Mr. Sneed’s final annual base salary rate for 2016. In March 2016, we increased Mr. Sneed’s annual base salary rate to $245,550, which remained in effect through December 31, 2016.

Our Compensation Committee increased Mr. Sneed’s target total direct compensation by 2.2% for 2016 as compared to 2015. The increase in target total direct compensation for 2016 resulted from a merit increase in Mr. Sneed’s base salary of 3.0% and a commensurate increase in his targeted annual cash incentive compensation.

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Compensation Committee Report

The following Compensation Committee Report is not deemed filed with the Securities and Exchange Commission. Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act, or under the Exchange Act that might incorporate future filings made by Pacific Ethanol under those statutes, the Compensation Committee Report will not be incorporated by reference into any such prior filings or into any future filings made by Pacific Ethanol under those statutes.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Pacific Ethanol’s Annual Report on Form 10-K for the year ended December 31, 2016 (incorporated by reference) and in this Proxy Statement.

Respectfully submitted,

Compensation Committee

Larry D. Layne, Chairman

Douglas L. Kieta

Terry L. Stone

John L. Prince

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Compensation Risk Analysis

Our Compensation Committee, with the advice of its independent compensation consultant and input from management, reviewed the design of our employee compensation policies and practices and concluded that those policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Significant factors considered by our Compensation Committee in reaching its conclusion include:

•	the mix and balance of base salary, annual cash incentive compensation, including special discretionary bonuses, and long-term equity incentive compensation, with an emphasis on long-term equity incentive compensation that increases along with our executives’ respective levels of responsibility;

•	a long-term equity incentive compensation program under which grants of restricted stock are made, which is intended to mitigate the risk of actions intended to capture short-term stock appreciation gains at the expense of sustainable total stockholder return over the longer-term;

•	vesting of long-term equity incentive awards over a number of years;

•	caps on annual cash incentive compensation;

•	broad performance ranges for minimum, target and maximum financial performance goals with small tiered increments for annual cash incentive compensation that reduce the risk of accelerating or delaying revenue or expense recognition in order to satisfy the threshold or next tier for larger incentive payouts; and

•	the financial performance measure we utilize under our annual cash incentive compensation plan is Adjusted EBITDA, which accounts for controllable factors such as attaining higher margins through managing production volumes relative to both ethanol and co-product sales prices and production input costs, increasing production efficiencies, and controlling operating costs such as selling, general and administrative expenses.

Other features in our incentive programs are intended to mitigate risks from our compensation program, particularly the risk of short-term decision-making. These features include the potential forfeiture of incentive awards by certain executive officers in the event of material noncompliance with any financial reporting requirements under the federal securities laws (other than to comply with changes in applicable accounting principles), including as a result of misconduct; and the ability of our Compensation Committee to exercise discretion to reduce or eliminate payouts under the discretionary components of our compensation program, such as the individual performance element in our annual cash incentive compensation plan, if it deems appropriate.

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Summary Compensation Table

The following table sets forth summary information concerning the compensation of our NEOs for all services rendered in all capacities to us for the years ended December 31, 2016, 2015 and 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)			Stock Awards ($)(2)		Non-Equity Incentive Plan Compensation		All Other Compensation(3)		Total ($)
Neil M. Koehler President and Chief Executive Officer	2016 2015 2014	$ $ $	458,633 426,875 393,245	$ $ $	100,000 – –	$ $ $	544,000 488,039 516,288	$ $ $	64,209 62,690 443,415	$ $ $	16,849 21,505 11,300		$ $ $	1,183,691 999,109 1,364,248

Michael D. Kandris Chief Operating Officer	2016 2015 2014	$ $ $	328,759 284,446 251,677	$ $ $	50,000 – –	$ $ $	186,081 166,943 176,588	$ $ $	32,876 32,100 202,704	$ $ $	15,900 15,114 9,800		$ $ $	613,616 498,603 640,769

Bryon T. McGregor Chief Financial Officer	2016 2015 2014	$ $ $	298,032 274,638 252,027	$ $ $	50,000 – –	$ $ $	186,081 166,943 176,588	$ $ $	29,803 29,100 202,704	$ $ $	17,400 16,396 11,300		$ $ $	581,316 487,077 642,619

Christopher W. Wright Vice President, General Counsel and Secretary	2016 2015 2014	$ $ $	287,789 271,369 252,027	$ $ $	50,000 – –	$ $ $	186,081 166,943 176,588	$ $ $	28,779 28,100 202,704	$ $ $	34,368 33,138 36,655	(4) (4) (4)	$ $ $	587,017 499,550 667,974

James R. Sneed Vice President of Supply and Trading	2016 2015 2014	$ $ $	244,175 238,475 225,077	$ $ $	25,000 – –	$ $ $	136,000 122,012 77,434	$ $ $	19,534 19,040 177,926	$ $ $	22,674 18,036 18,659	(5) (5) (5)	$ $ $	447,383 397,563 499,096

_______________
(1)	In addition to the discretionary bonus amounts paid for 2016 and reflected in this column, bonuses under our annual performance-based cash incentive compensation plan were made and are reported in the “Non-Equity Incentive Plan Compensation” column.
(2)	The amounts shown are the fair value of stock awards on the date of grant. The fair value of stock awards is calculated by multiplying the number of shares of stock granted by the closing price of our common stock on the date of grant. The shares of common stock were issued under our 2006 and 2016 Plans. Information regarding the grants of restricted stock and vesting schedules for the named executive officers is included in the “Grants of Plan-Based Awards−2016” and “Outstanding Equity Awards at Fiscal Year-End−2016” tables below and the footnotes to those tables.
(3)	Except as specifically noted, the amounts represent matching contributions under our 401(k) plan and contributions to the executive’s health savings account. In addition, except as specifically noted, the value of perquisites and other personal benefits was less than $10,000 in aggregate for each of the named executive officers.
(4)	Amount includes $17,718 for 2016, $18,013 for 2015 and $25,355 for 2014 in perquisites or personal benefits relating to payment or reimbursement of commuting expenses from Mr. Wright’s home to our corporate offices in Sacramento, California, and housing and other living expenses.
(5)	Amount includes $5,381 for 2016, $3,776 for 2015 and $8,156 for 2014 in perquisites or personal benefits relating to payment or reimbursement of commuting expenses from Mr. Sneed’s home to our corporate offices in Sacramento, California, and housing and other living expenses.

Executive Employment Agreements

Neil M. Koehler

Our Amended and Restated Employment Agreement with Neil M. Koehler provides for at-will employment as our President and Chief Executive Officer. Mr. Koehler’s base salary rate was $461,217 per year at the end of 2016 and was increased to $475,053 per year on March 8, 2017. Mr. Koehler is eligible to participate in our short-term incentive plan with a pay-out target of 70% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of our board of directors. For each of 2016, 2015 and 2014, we paid Mr. Koehler a cash bonus under our annual cash incentive compensation program based on our performance during those years. In addition, for 2016, we paid Mr. Koehler a special discretionary cash bonus of $100,000.

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Upon termination by us without cause or resignation by Mr. Koehler for good reason, Mr. Koehler is entitled to receive (i) severance equal to eighteen months of his base salary, (ii) 150% of his total target short-term incentive plan award, (iii) continued health insurance coverage for eighteen months or until the earlier effective date of coverage under a subsequent employer’s plan, and (iv) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination which are unvested as of the date of termination.

However, if Mr. Koehler is terminated without cause or resigns for good reason in anticipation of or twenty-four months after a change in control, Mr. Koehler is entitled to (i) severance equal to thirty-six months of base salary, (ii) 300% of his total target short-term incentive plan award, (iii) continued health insurance coverage for thirty-six months or until the earlier effective date of coverage under a subsequent employer’s plan, and (iv) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. Koehler prior to Mr. Koehler’s termination that are unvested as of the date of termination.

If we terminate Mr. Koehler’s employment upon his disability, Mr. Koehler is entitled to severance equal to twelve months of base salary.

The term “for good reason” is defined in the Amended and Restated Employment Agreement as (i) the assignment to Mr. Koehler of any duties or responsibilities that result in the material diminution of Mr. Koehler’s authority, duties or responsibility, (ii) a material reduction by us in Mr. Koehler’s annual base salary, except to the extent the base salaries of all or our other executive officers are accordingly reduced, (iii) a relocation of Mr. Koehler’s place of work, or our principal executive offices if Mr. Koehler’s principal office is at these offices, to a location that increases Mr. Koehler’s daily one-way commute by more than thirty-five miles, or (iv) any material breach by us of any material provision of the Amended and Restated Employment Agreement.

The term “cause” is defined in the Amended and Restated Employment Agreement as (i) Mr. Koehler’s indictment or conviction of any felony or of any crime involving dishonesty, (ii) Mr. Koehler’s participation in any fraud or other act of willful misconduct against us, (iii) Mr. Koehler’s refusal to comply with any of our lawful directives, (iv) Mr. Koehler’s material breach of his fiduciary, statutory, contractual, or common law duties to us, or (v) conduct by Mr. Koehler which, in the good faith and reasonable determination of our board of directors, demonstrates gross unfitness to serve; provided, however, that in the event that any of the foregoing events is reasonably capable of being cured, we shall, within twenty days after the discovery of the event, provide written notice to Mr. Koehler describing the nature of the event and Mr. Koehler shall thereafter have ten business days to cure the event.

A “change in control” is deemed to have occurred if, in a single transaction or series of related transactions (i) any person (as the term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employee benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of Pacific Ethanol, Inc. representing a majority of the combined voting power of Pacific Ethanol, Inc., (ii) there is a merger, consolidation or other business combination transaction of Pacific Ethanol, Inc. with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of Pacific Ethanol, Inc. outstanding immediately prior to the transaction continue to hold (either by the shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of Pacific Ethanol, Inc. (or the surviving entity) outstanding immediately after the transaction, or (iii) all or substantially all of our assets are sold.

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Michael D. Kandris

Our Amended and Restated Employment Agreement with Michael D. Kandris provides for at-will employment as our Chief Operating Officer. Mr. Kandris’s base salary rate was $330,611 per year at the end of 2016 and was increased to $340,529 per year on March 8, 2017. Mr. Kandris is eligible to participate in our short-term incentive plan with a pay-out target of 50% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of our board of directors. For each of 2016, 2015 and 2014, we paid Mr. Kandris a cash bonus under our annual cash incentive compensation program based on our performance during those years. In addition, for 2016, we paid Mr. Kandris a special discretionary cash bonus of $50,000.

Upon termination by us without cause or resignation by Mr. Kandris for good reason, Mr. Kandris is entitled to receive (i) severance equal to twelve months of his base salary, (ii) 100% of his total target short-term incentive plan award, (iii) continued health insurance coverage for twelve months or until the earlier effective date of coverage under a subsequent employer’s plan, and (iv) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. Kandris prior to Mr. Kandris’s termination which are unvested as of the date of termination.

However, if Mr. Kandris is terminated without cause or resigns for good reason in anticipation of or twenty-four months after a change in control, Mr. Kandris is entitled to (i) severance equal to twenty-four months of base salary, (ii) 200% of his total target short-term incentive plan award, (iii) continued health insurance coverage for twenty-four months or until the earlier effective date of coverage under a subsequent employer’s plan, and (iv) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. Kandris prior to Mr. Kandris’s termination that are unvested as of the date of termination.

If we terminate Mr. Kandris’s employment upon his disability, Mr. Kandris is entitled to severance equal to twelve months of base salary.

The meanings given to the terms “cause,” “good reason” and “change in control” in Mr. Kandris’s Amended and Restated Employment Agreement are the same as those contained in Mr. Koehler’s Amended and Restated Employment Agreement described above.

Bryon T. McGregor

Our Amended and Restated Employment Agreement with Bryon T. McGregor provides for at-will employment as our Chief Financial Officer, Vice President and Assistant Secretary. Mr. McGregor’s base salary rate was $299,710 per year at the end of 2016 and was increased to $308,702 per year on March 8, 2017. Mr. McGregor is eligible to participate in our short-term incentive plan with a pay-out target of 50% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of our board of directors. For each of 2016, 2015 and 2014, we paid Mr. McGregor a cash bonus under our annual cash incentive compensation program based on our performance during those years. In addition, for 2016, we paid Mr. McGregor a special discretionary cash bonus of $50,000.

All other terms and conditions of Mr. McGregor’s Amended and Restated Employment Agreement are substantially the same as those contained in Mr. Kandris’s Amended and Restated Employment Agreement described above.

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Christopher W. Wright

Our Amended and Restated Employment Agreement with Christopher W. Wright provides for at-will employment as our Vice President of Administration, General Counsel and Secretary. Mr. Wright’s base salary rate was $289,410 per year at the end of 2016 and was increased to $298,093 per year on March 8, 2017. Mr. Wright is eligible to participate in our short-term incentive plan with a pay-out target of 50% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of our board of directors. For each of 2016, 2015 and 2014, we paid Mr. Wright a cash bonus under our annual cash incentive compensation program based on our performance during those years. In addition, for 2016, we paid Mr. Wright a special discretionary cash bonus of $50,000.

All other terms and conditions of Mr. Wright’s Amended and Restated Employment Agreement are substantially the same as those contained in Mr. Kandris’s Amended and Restated Employment Agreement described above.

James R. Sneed

Our Amended and Restated Employment Agreement with James R. Sneed provides for at-will employment as our Vice President of Supply and Trading. Mr. Sneed’s base salary rate was $245,550 per year at the end of 2016 and was increased to $252,916 per year on March 8, 2017. Mr. Sneed is eligible to participate in our short-term incentive plan with a pay-out target of 40% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of our board of directors. For each of 2016, 2015 and 2014, we paid Mr. Sneed a cash bonus under our annual cash incentive compensation program based on our performance during those years. In addition, for 2016, we paid Mr. Sneed a special discretionary cash bonus of $25,000.

All other terms and conditions of Mr. Sneed’s Amended and Restated Employment Agreement are substantially the same as those contained in Mr. Kandris’s Amended and Restated Employment Agreement described above.

Clawback Policy

In 2011, our Compensation Committee instituted a “clawback” policy with respect to incentive compensation. Except as otherwise required by applicable law and regulations, the clawback policy applies to any incentive-based compensation awarded or paid after January 1, 2011. The clawback policy mitigates the risks associated with our compensation policies, because certain executive officers will be required to repay compensation in the circumstances identified in the policy. The clawback policy requires recoupment of the incentive based compensation paid or granted to certain executive officers in the event of a material noncompliance with any financial reporting requirements under the federal securities laws (other than to comply with changes in applicable accounting principles).

Our Compensation Committee will reevaluate and, if necessary, revise our clawback policy to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act once the rules implementing the clawback requirements have been finalized by the Securities and Exchange Commission.

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Grants of Plan-Based Awards – 2016

The following table sets forth summary information regarding all grants of plan-based awards made to our NEOs during the year ended December 31, 2016. The awards were made under our annual performance-based cash incentive compensation and long-term equity incentive compensation plans and are described in “Compensation Discussion and Analysis—Compensation Decisions for 2016” above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	of Stock or Units (#)(2)	Option Awards ($)(3)
Neil M. Koehler	June 16, 2016				100,000	$544,000
		$192,626	$321,044	$577,878
Michael D. Kandris	June 16, 2016				34,206	$186,081
		$98,628	$164,379	$295,883
Bryon T. McGregor	June 16, 2016				34,206	$186,081
		$89,409	$149,016	$268,228
Christopher W. Wright	June 16, 2016				34,206	$186,081
		$86,337	$143,895	$259,010
James R. Sneed	June 16, 2016				25,000	$136,000
		$58,602	$97,670	$175,806

__________________

(1)	The amounts represent the threshold, target and maximum annual incentive award payout for the January 1, 2016–December 31, 2016 performance period under our 2016 performance-based cash incentive compensation plan. The actual 2016 payout is reported in the “2016 Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column.
(2)	The stock awards reported in the above table represent shares of stock granted under our 2006 and 2016 Plans. The shares vested 33% on April 1, 2017 and vest 33% and 34% on April 1, 2018 and 2019, respectively.
(3)	The dollar value of grants of common stock shown represents the grant date fair value calculated based on the fair market value of our common stock on the grant date. The actual value that an executive will realize on the award will depend on the price per share of our common stock at the time shares are sold. There is no assurance that the actual value realized by an executive will be at or near the grant date fair value of the shares awarded.

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Outstanding Equity Awards at Fiscal Year-End – 2016

The following table sets forth information about outstanding equity awards held by our NEOs as of December 31, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested($)(2)
Neil M. Koehler	3,750	(3)	$12.90	8/1/2021	11,315	(5)	$107,493
	113,379	(4)	$3.74	6/24/2023	31,898	(6)	$303,031
					100,000	(7)	$950,000

Michael D. Kandris	31,746	(8)	$3.74	6/24/2023	3,870	(9)	$36,765
					10,911	(10)	$103,655
					34,206	(11)	$324,957

Bryon T. McGregor	1,715	(12)	$12.90	8/1/2021	3,870	(9)	$36,765
	31,746	(8)	$3.74	6/24/2023	10,911	(10)	$103,655
					34,206	(11)	$324,957

Christopher W. Wright	1,715	(12)	$12.90	8/1/2021	3,870	(9)	$36,765
	31,746	(8)	$3.74	6/24/2023	10,911	(10)	$103,655
					34,206	(11)	$324,957

James R. Sneed	10,204	(13)	$3.74	6/24/2023	1,697	(14)	$16,122
					7,974	(15)	$75,753
					25,000	(16)	$237,500

_________________

(1)	The stock awards reported in the above table represent shares of restricted stock and stock options granted under our 2006 Plan or 2016 Plan.
(2)	Represents the fair market value per share of our common stock on December 31, 2016, which was $9.50, multiplied by the number of shares that had not vested as of that date.
(3)	Represents shares underlying a stock option granted on August 1, 2011. The option vested as to 1/3rd of the 3,750 shares underlying the option on each of April 1, 2012, 2013 and 2014.
(4)	Represents shares underlying a stock option granted on June 24, 2013. The option vested as to 33%, 33% and 34% of the 113,379 shares underlying the option on April 1, 2014, 2015 and 2016, respectively.
(5)	Represents shares granted on June 18, 2014. The grant vested as to 11,315 shares on April 1, 2017.
(6)	Represents shares granted on March 17, 2015. The grant vested as to 15,790 shares on April 1, 2017 and vests as to 16,108 shares on April 1, 2018.
(7)	Represents shares granted on June 16, 2016. The grant vested as to 33,000 shares on April 1, 2017 and vests as to 33,000 and 34,000 shares on April 1, 2018 and 2019, respectively.
(8)	Represents shares underlying a stock option granted on June 24, 2013. The option vested as to 33%, 33% and 34% of the 31,746 shares underlying the option on April 1, 2014, 2015 and 2016, respectively.
(9)	Represents shares granted on June 18, 2014. The grant vested as to 3,870 shares on April 1, 2017.
(10)	Represents shares granted on March 17, 2015. The grant vested as to 5,401 shares on April 1, 2017 and vests as to 5,510 shares on April 1, 2018.

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(11)	Represents shares granted on June 16, 2016. The grant vested as to 11,288 shares on April 1, 2017 and vests as to 11,288 and 11,630 shares on April 1, 2018 and 2019, respectively.
(12)	Represents shares underlying a stock option granted on August 1, 2011. The option vested as to 1/3rd of the 1,715 shares underlying the option on each of April 1, 2012, 2013 and 2014.
(13)	Represents shares underlying a stock option granted on June 24, 2013. The option vested as to 33%, 33% and 34% of the 10,204 shares underlying the option on April 1, 2014, 2015 and 2016, respectively.
(14)	Represents shares granted on June 18, 2014. The grant vested as to 1,697 shares on April 1, 2017.
(15)	Represents shares granted on March 17, 2015. The grant vested as to 3,947 shares on April 1, 2017 and vests as to 4,027 shares on April 1, 2018.
(16)	Represents shares granted on June 16, 2016. The grant vested as to 8,250 shares on April 1, 2017 and vests as to 8,250 and 8,500 shares on April 1, 2018 and 2019, respectively.

Option Exercises and Stock Vested

The following table summarizes the vesting of stock awards for each of our NEOs for the year ended December 31, 2016:

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Neil M. Koehler	45,781	$201,436
Michael D. Kandris	14,511	$63,848
Bryon T. McGregor	14,511	$63,848
Christopher W. Wright	14,511	$63,848
James R. Sneed	9,574	$42,126

________________

(1)	Represents the closing price of a share of our common stock on the date of vesting multiplied by the number of shares that vested on such date, including any shares that were withheld by us to satisfy minimum employment withholding taxes.

Severance and Change in Control Arrangements with Named Executive Officers

Executive Employment Agreements.  We have entered into agreements with our NEOs that provide certain benefits upon the termination of their employment under certain prescribed circumstances. Those agreements are described under “Executive Employment Agreements” above.

Stock Incentive Plans.  Under our 2006 and 2016 Plans, if a change in control occurs, each outstanding equity award under the discretionary grant program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect, (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares, or (iii) the acceleration of the award is subject to other limitations imposed by the plan administrator. Each outstanding equity award under the stock issuance program will vest as to the number of shares of common stock subject to that award immediately prior to the change in control, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above or unless vesting is precluded by its terms. Immediately following a change in control, all outstanding awards under the discretionary grant program will terminate and cease to be outstanding except to the extent assumed by the successor corporation or its parent or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction.

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The plan administrator will have the discretion to structure one or more equity awards under the discretionary grant and stock issuance programs so that those equity awards will vest in full in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

The definition of “change in control” under our 2006 and 2016 Plans is substantially the same as provided under “Executive Employment Agreements” above.

Calculation of Potential Payments upon Termination or Change in Control

In accordance with the rules of the Securities and Exchange Commission, the following table presents our estimate of the benefits payable to our NEOs under their executive employment agreements and our 2006 and 2016 Plans assuming that for each of the NEOs (i) a “change in control” occurred on December 30, 2016, the last business day of the most recently completed fiscal year, and (a) there was a termination by the executive “for good reason,” or by us without “cause” in anticipation of or within twenty-four months after the change in control, or (b) none of the executives’ equity awards were assumed by the successor corporation or replaced with a cash retention program, (ii) a qualifying termination occurred on December 30, 2016, which is a termination by the executive “for good reason” or by us without “cause”, or (iii) a non-qualifying termination occurred on December 30, 2016, which is a voluntary termination by the executive other than “for good reason” or by us for “cause.” See “Executive Employment Agreements” above for the definitions of “for good reason,” “cause” and “change in control.”

Name	Trigger	Salary and Bonus(1)(2)	Continuation of Benefits(3)	Value of Stock Acceleration(4)	Total Value(5)

Neil M. Koehler	Change in Control	$2,352,207	$61,200	$1,360,524	$3,773,931
	Qualifying Termination	$1,176,104	$30,600	$340,131	$1,546,835
	Non-Qualifying Termination	$–	$–	$–	$–

Michael D. Kandris	Change in Control	$991,833	$40,800	$465,377	$1,498,010
	Qualifying Termination	$495,917	$20,400	$116,344	$632,661
	Non-Qualifying Termination	$–	$–	$–	$–

Bryon T. McGregor	Change in Control	$899,130	$40,800	$465,377	$1,405,307
	Qualifying Termination	$449,565	$20,400	$116,344	$586,309
	Non-Qualifying Termination	$–	$–	$–	$–

Christopher W. Wright	Change in Control	$868,230	$40,800	$465,377	$1,374,407
	Qualifying Termination	$434,115	$20,400	$116,344	$570,859
	Non-Qualifying Termination	$–	$–	$–	$–

James R. Sneed	Change in Control	$687,540	$19,342	$329,375	$1,036,257
	Qualifying Termination	$343,770	$9,671	$82,344	$435,785
	Non-Qualifying Termination	$–	$–	$–	$–

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_______________

(1)	The amounts for Mr. Koehler represent thirty-six months of additional salary and cash bonus after the date of termination in the event of a change in control and eighteen months of additional salary and cash bonus after the date of termination in the event of a qualifying termination, in each case based on Mr. Koehler’s base salary and targeted cash bonus as of December 30, 2016, the last business day of the most recently completed fiscal year. The amounts for all other NEOs represent twenty-four months of additional salary and cash bonus after the date of termination in the event of a change in control and twelve months of additional salary and cash bonus after the date of termination in the event of a qualifying termination, in each case based on the NEO’s base salary and targeted cash bonus as of December 30, 2016.
(2)	If we terminate any NEO’s employment upon his disability, the NEO is entitled to severance equal to twelve months of his base salary then in effect but is not entitled to any other severance benefits.
(3)	The amounts for Mr. Koehler represent the aggregate value of the continuation of certain employee health benefits for up to thirty-six months after the date of termination in the event of a change in control and for up to eighteen months after the date of termination in the event of a qualifying termination. The amounts for all other NEOs represent the aggregate value of the continuation of certain employee health benefits for up to twenty-four months after the date of termination in the event of a change in control and for up to twelve months after the date of termination in the event of a qualifying termination.
(4)	The amounts represent the aggregate value of the accelerated vesting of 100% of all of the executive’s unvested restricted stock grants in the event of a change in control and 25% of all of the executive’s unvested restricted stock grants in the event of a qualifying termination. The amounts shown as the value of the accelerated restricted stock grants are based solely on the intrinsic value of the restricted stock grants as of December 30, 2016, the last business day of the most recently completed fiscal year, which was calculated by multiplying (i) the fair market value of our common stock on December 30, 2016, which was $9.50 per share, by (ii) the assumed number of shares vesting on an accelerated basis on December 30, 2016.
(5)	Excludes the value to the executive of the continuing right to indemnification and continuing coverage under our directors’ and officers’ liability insurance, if applicable.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Larry D. Layne, Douglas L. Kieta, Terry L. Stone and John L. Prince. None of these individuals were officers or employees of Pacific Ethanol at any time during 2016 or at any other time. During 2016, none of our executive officers served as a member of the board of directors or compensation committee of any other entity whose executive officer(s) served on our Board or Compensation Committee.

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Certain Relationships and Related Transactions

Policies and Procedures for Approval of Related Party Transactions

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties. During this process, the material facts as to the related party’s interest in a transaction are disclosed to all members of our Board or the members of an appropriate independent committee of our Board. Under our written policies and procedures, the Board, or an appropriate independent committee of our Board, is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An interested transaction is any transaction in which we are a participant and in which any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure required by Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board as required by applicable NASDAQ rules would not be deemed interested transactions. No director may participate in any approval of an interested transaction with respect to which he or she is a related party. Our Board intends to approve only those related party transactions that are in the best interests of Pacific Ethanol and our stockholders.

Other than as described below or elsewhere in this Proxy Statement, since January 1, 2016, there has not been a transaction or series of related transactions to which Pacific Ethanol was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. All of the below transactions were separately ratified and/or approved by our Board or an appropriate independent committee of our Board.

Certain Relationships and Related Transactions

Miscellaneous

We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above in “Executive Compensation and Related Information.” In addition, we have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Neil M. Koehler

Series B Preferred Stock

On May 20, 2008, we sold to Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, 256,410 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 7,326 shares of our common stock based on an initial preferred-to-common stock conversion ratio of approximately 1-for-0.03, and warrants to purchase an aggregate of 3,663 shares of our common stock at a split-adjusted exercise price of $735 per share, for an aggregate purchase price of $5,000,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has increased to approximately 1-for-0.68.

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For the quarter ended March 31, 2017, we accrued and paid cash dividends in the amount of $86,301 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

For the year ended December 31, 2016, we accrued and paid cash dividends in the amount of $350,959 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

Restricted Stock Grant

On March 15, 2017, we granted 74,074 shares of our restricted common stock to Mr. Koehler in consideration of services to be provided as an executive officer. The value of the common stock was determined to be $500,000. The shares vest 33%, 33% and 34% on April 1, 2018, 2019 and 2020, respectively.

Watermark Farms, Inc.

Mr. Koehler and one of our employees, the latter of whom acts as corn procurement agent for our Stockton, California plant, each owns a 50% interest in Watermark Farms, Inc. (“Watermark”). Watermark owns 411 acres of farmland in West Sacramento, California, 110 acres of which was intended to be planted to corn in 2016. Watermark contracted with a third-party farmer to plant corn on Watermark’s property under a crop share arrangement in which the farmer would retain 75% of any net profit and Watermark would receive 25% of any net profit arising from the corn crop from Watermark’s farmland. On June 7, 2016, through our Stockton, California plant, we contracted to purchase 25,000 bushels (700 tons) of corn from Watermark at $5.0125 per bushel and on the same day executed a hedge transaction locking in basis that compared favorably to contemporaneous third-party transactions and that was near the lowest corn basis our Stockton, California plant ever obtained. The third-party farmer planted only approximately 20 acres resulting in an expected yield of 4,500 bushels (126 tons). Watermark covered its exposure to us by purchasing December futures contracts at $4.22 per bushel resulting in a gain of approximately $19,800.

Michael D. Kandris

Restricted Stock Grant

On March 15, 2017, we granted 25,337 shares of our restricted common stock to Michael D. Kandris, our Chief Operating Officer and one of our directors, in consideration of services to be provided as an executive officer. The value of the common stock was determined to be approximately $171,030. The shares vest 33%, 33% and 34% on April 1, 2018, 2019 and 2020, respectively.

Bryon T. McGregor

Restricted Stock Grant

On March 15, 2017, we granted 25,337 shares of our restricted common stock to Bryon T. McGregor, our Chief Financial Officer, in consideration of services to be provided. The value of the common stock was determined to be approximately $171,030. The shares vest 33%, 33% and 34% on April 1, 2018, 2019 and 2020, respectively.

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Christopher W. Wright

Restricted Stock Grant

On March 15, 2017, we granted 25,337 shares of our restricted common stock to Christopher W. Wright, our Vice President, General Counsel and Secretary, in consideration of services to be provided. The value of the common stock was determined to be approximately $171,030. The shares vest 33%, 33% and 34% on April 1, 2018, 2019 and 2020, respectively.

James R. Sneed

Restricted Stock Grant

On March 15, 2017, we granted 18,518 shares of our restricted common stock to James R. Sneed, our Vice President of Supply and Trading, in consideration of services to be provided. The value of the common stock was determined to be approximately $125,000. The shares vest 33%, 33% and 34% on April 1, 2018, 2019 and 2020, respectively.

Paul P. Koehler

Paul P. Koehler, a brother of Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, is employed by us as Vice President of Commodities and Corporate Development. Mr. Koehler’s base salary rate was $245,550 per year at the end of 2016 and was increased to $252,916 per year on March 8, 2017.

Series B Preferred Stock

On May 20, 2008, we sold to Mr. Koehler 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 366 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.03, and warrants to purchase an aggregate of 184 shares of our common stock at a split-adjusted exercise price of $735 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has increased to approximately 1-for-0.68.

For the quarter ended March 31, 2017, we accrued and paid cash dividends in the amount of $4,315 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

For the year ended December 31, 2016, we accrued and paid cash dividends in the amount of $17,547 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

Restricted Stock Grants

On March 15, 2017, we granted 18,518 shares of our restricted common stock to Mr. Koehler in consideration of services to be provided. The value of the common stock was determined to be approximately $125,000. The shares vest 33%, 33% and 34% on April 1, 2018, 2019 and 2020, respectively.

On June 16, 2016, we granted 25,000 shares of our restricted common stock to Mr. Koehler in consideration of services to be provided. The value of the common stock was determined to be $136,000. The shares vested 33% on April 1, 2017 and vest 33% and 34% on April 1, 2018 and 2019, respectively.

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Annual Cash Incentive Compensation

In March 2017, we paid Mr. Koehler annual performance-based cash incentive compensation of $19,534 based on his 2016 performance and a special discretionary cash bonus of $25,000.

In March 2016, we paid Mr. Koehler annual performance-based cash incentive compensation of $19,040 based on his 2015 performance.

Thomas D. Koehler

Series B Preferred Stock

On May 20, 2008, we sold to Thomas D. Koehler, a brother of Neil M. Koehler, who is our President and Chief Executive Officer and one of our directors, 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 366 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.03, and warrants to purchase an aggregate of 184 shares of our common stock at a split-adjusted exercise price of $735 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has increased to approximately 1-for-0.68.

For the quarter ended March 31, 2017, we accrued and paid cash dividends in the amount of $4,315 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

For the year ended December 31, 2016, we accrued and paid cash dividends in the amount of $17,547 in respect of shares of Series B Preferred Stock held by Mr. Koehler.

Independent Contractor Services Agreement

On April 1, 2008, we entered into an Independent Contractor Services Agreement with Mr. Koehler for the provision of strategic consulting services, including in connection with promoting Pacific Ethanol, and ethanol as a fuel additive and transportation fuel, with governmental agencies. Mr. Koehler was compensated at a rate of $7,500 per month under this arrangement during 2016 and through the filing of this Proxy Statement.

William L. Jones

On May 20, 2008, we sold to William L. Jones, who is our Chairman of the Board and one of our directors, 12,820 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 366 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.03, and warrants to purchase an aggregate of 184 shares of our common stock at a split-adjusted exercise price of $735 per share, for an aggregate purchase price of $250,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has increased to approximately 1-for-0.68.

For the quarter ended March 31, 2017, we accrued and paid cash dividends in the amount of $4,315 in respect of shares of Series B Preferred Stock held by Mr. Jones.

For the year ended December 31, 2016, we accrued and paid cash dividends in the amount of $17,547 in respect of shares of Series B Preferred Stock held by Mr. Jones.

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Lyles United, LLC

On March 27, 2008, we sold to Lyles United, LLC 2,051,282 shares of our Series B Preferred Stock, all of which were initially convertible into an aggregate of 58,608 shares of our common stock based on an initial preferred-to-common conversion ratio of approximately 1-for-0.03, and warrants to purchase an aggregate of 29,304 shares of our common stock at a split-adjusted exercise price of $735 per share, for an aggregate purchase price of $40,000,000. As a result of various anti-dilution adjustments, the conversion ratio of the Series B Preferred Stock has increased to approximately 1-for-0.68.

For the quarter ended March 31, 2017, we accrued and paid cash dividends in the amount of $172,603 in respect of shares of Series B Preferred Stock held by Lyles United, LLC.

For the year ended December 31, 2016, we accrued and paid cash dividends in the amount of $701,917 in respect of shares of Series B Preferred Stock held by Lyles United, LLC.

Frank P. Greinke

For the quarter ended March 31, 2017, we accrued and paid cash dividends in the amount of $28,669 in respect of 85,180 shares of Series B Preferred Stock held by the Greinke Personal Living Trust Dated April 20, 1999 (“Greinke Trust”).

For the year ended December 31, 2016, we accrued and paid cash dividends in the amount of $87,283 in respect of shares of Series B Preferred Stock held by the Greinke Trust.

Frank P. Greinke is one of our former directors and the trustee of the Greinke Trust. The Greinke Trust acquired its shares of Series B Preferred Stock from Lyles United, LLC in December 2009. The preferred-to-common conversion ratio of the Series B Preferred Stock is approximately 1-for-0.68.

Candlewood Investment Group, LP and Black Rock, Inc.

On December 12, 2016, we entered into a Note Purchase Agreement with five accredited investors. On December 15, 2016, under the terms of the Note Purchase Agreement, we sold $55.0 million in aggregate principal amount of our senior secured notes to the investors in a private offering for aggregate gross proceeds of 97% of the principal amount of the notes sold. The notes mature on December 15, 2019. Interest on the notes accrues at an annual rate equal to (i) the greater of 1% and the three-month LIBOR, plus 7.0% from the closing through December 14, 2017, (ii) the greater of 1% and LIBOR, plus 9% between December 15, 2017 and December 14, 2018, and (iii) the greater of 1% and LIBOR plus 11% between December 15, 2018 and the maturity date. The interest rate increases by an additional 2% per annum above the interest rate otherwise applicable upon the occurrence and during the continuance of an event of default until cured. Interest is payable in cash in arrears on the 15th calendar day of each March, June, September and December beginning on March 15, 2017. We are required to pay all outstanding principal and any accrued and unpaid interest on the notes on the maturity date. We may, at our option, prepay the outstanding principal amount of the notes at any time without premium or penalty. Pacific Ethanol, Inc. issued the notes, which are secured by a first-priority security interest in the equity interest held by Pacific Ethanol, Inc. in its wholly-owned subsidiary, PE Op. Co., which indirectly owns our plants located on the West Coast.

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The five accredited investors are CWD Summit, LLC - acting for and on behalf of Candlewood Renewable Energy Series I, which purchased $22,438,545 in principal amount of the notes; Flagler Master Fund SPC Ltd - acting for and on behalf of the class A and class B segregated portfolios, which purchased $11,001,507 in aggregate principal amount of the notes; CIF Income Partners (A), LLC, which purchased $9,962,010 in principal amount of the notes; Orange 2015 DisloCredit Fund, L.P., which purchased $10,309,278 in principal amount of the notes; and Sainsbury’s Credit Opportunities Fund, Ltd., which purchased $1,288,660 in principal amount of the notes. We believe that CWD Summit, LLC and Flagler Master Fund SPC Ltd are affiliates of Candlewood Investment Group, LP; and that CIF Income Partners (A), LLC, Orange 2015 DisloCredit Fund, L.P., and Sainsbury’s Credit Opportunities Fund, Ltd. are affiliates of BlackRock, Inc.

Candlewood Investment Group, LP and BlackRock, Inc. are each reported as beneficially owning more than 5% of the outstanding shares of our common stock.

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Other Information

Stockholder Proposals

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our Proxy Statement and proxy card and to be presented at our next annual meeting must be received by us no later than January 2, 2018 in order to be considered for inclusion in our proxy materials relating to our next annual meeting. Such proposals shall be addressed to our corporate Secretary at Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814 and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

Stockholder nominations of persons for election to our Board, or proposals by stockholders that are not intended for inclusion in our proxy materials, may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our Board at a special meeting may only be made if our Board has determined that directors are to be elected at the special meeting.

To be timely, stockholder nominations of persons for election to our Board, or proposals not intended for inclusion in our proxy materials, must be delivered to our Secretary at our corporate headquarters not later than:

•	In the case of an annual meeting, the close of business on March 19, 2018. However, if the date of the meeting has changed more than 30 days from the date of the prior year’s meeting, then in order for the stockholder’s notice to be timely it must be delivered to our corporate Secretary a reasonable time before we mail our proxy materials for the current year’s meeting. For purposes of the preceding sentence, a “reasonable time” coincides with any adjusted deadline we publicly announce.

•	In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

Available Information

We are subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on The NASDAQ Capital Market under the symbol “PEIX.”

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Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2016 has been provided concurrently with this Proxy Statement (or made available electronically, for stockholders who elected to access these materials over the Internet) to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not deemed to be a part of our proxy solicitation materials. Copies of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2016 will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, California 95814, Attention: Investor Relations, telephone (916) 403-2123. If exhibit copies are requested, a copying charge of $0.20 per page applies. In addition, all of our public filings, including our Annual Report, can be found free of charge on the website of the Securities and Exchange Commission at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

Forward-Looking Statements

All statements included or incorporated by reference in this Proxy Statement other than statements or characterizations of historical fact, are forward-looking statements, within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that could contribute to such differences are discussed in our Annual Report on Form 10-K for the year ended December 31, 2016, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other Securities and Exchange Commission filings. The forward-looking statements in this Proxy Statement speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as required by law.

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PACIFIC ETHANOL, INC. ATTN: MIKE KRAMER 400 CAPITOL MALL, SUITE 2060 SACRAMENTO, CA 95714-4407

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect seven directors to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 William L. Jones 02 Neil M. Koehler 03 Michael D. Kandris 04 Terry L. Stone 05 John L. Prince
06 Douglas L. Kieta 07 Larry D. Layne

The Board of Directors recommends you vote FOR proposals 2 and 3.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000335629_1 R1.0.1.15

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

PROXY FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

PACIFIC ETHANOL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Pacific Ethanol, Inc. (the "Company") hereby constitutes and appoints Neil M. Koehler and William L. Jones, and each of them, with the power to appoint their substitute(s), as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2017 annual meeting of stockholders of the Company to be held at 9:00 a.m., local time, on Thursday, June 15, 2017 at 400 Capitol Mall, Suite 2060, Sacramento, California 95814, and at any adjournment(s) or postponment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED AND "FOR" ALL OTHER PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

                       Address change/comments:

  _________________________________________________________________________________

  _________________________________________________________________________________

  _________________________________________________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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APPENDIX A

LIST OF COMPANIES INCLUDED IN

THIRD-PARTY SURVEY DATA

Hay Group Benchmark Database Executive Compensation Survey

Company
3M
ABB
Afton Chemical
AGC Chemicals Americas
Agfa
Agrana
Ainsworth Pet Nutrition
Air Liquide America
Air Products & Chemicals
AK Steel Corporation
Akzo Nobel
Akzo Nobel -- Car Refinishes
Akzo Nobel -- Functional Chemicals
Akzo Nobel -- Industrial Coatings
Akzo Nobel -- Powder Coatings
Akzo Nobel -- Pulp & Paper Chemicals
Akzo Nobel -- Surface Chemistry
Albea
Albea -- Beauty Solutions USA
Albea -- Cosmetics
Albea -- Metal America
Albea -- Thomaston
Albemarle
Allergan
Allnex
Almatis
Altria Group
Amcor Limited - Flexibles
Amcor Limited -- Rigid Plastics
American Crystal Sugar
Amsted Industries
Amsted Industries -- Amsted Rail
Amsted Industries -- Baltimore Aircoil
Amsted Industries -- Burgess Norton

A-1

APPENDIX A

Amsted Industries -- Consolidated Metco
Amsted Industries -- Diamond Chain
Amsted Industries -- Means Industries
Anheuser-Busch InBev -- Anheuser-Busch
Anonymous
Apple
ArcelorMittal
ArcelorMittal -- ArcelorMittal Tubular
Archer Daniels Midland
Arizona Chemical
Arkema
Armacell
Armstrong World Industries
Ascend Performance Materials
Ashland
Ashland -- Consumer Markets
Ashland -- Hercules Water Technologies
Ashland -- Performance Materials
ASML
Astellas
Aurubis AG
Aveda
Avon Products
Axalta
Axiall
Babcock & Wilcox
Babcock & Wilcox -- B&W Nuclear Energy
Babcock & Wilcox -- B&W Nuclear Operations
Babcock & Wilcox -- B&W Power Generation Group
Babcock & Wilcox -- Babcock & Wilcox Technical
Bacardi Limited -- Bacardi USA
Barco
Barilla Pasta US
Barnes Group
BASF
Bauer Hockey
Bausch & Lomb
Bayer - Healthcare
Bayer -- MaterialScience

A-2

APPENDIX A

BBI Group
BE Aerospace
Beam Suntory
Bekaert
Bel Americas
Belden
Belden -- Belden Americas
Beneo
BIC
Biocoat
Biogen Idec
Biomerieux
Bluestar Silicones
BMW -- BMW of North America
Bombardier Transportation Holdings USA
Bonduelle Groupe
Boston Beer
Bourns
Brambles
Braskem America
Brewery Ommegang Duvel Moortgat USA
Brewery Ommegang Duvel Moortgat USA -- Boulevard Brewing
Briggs Equipment
Bristol-Myers Squibb
Bronco Wine
Brown-Forman
Buckman Laboratories
BWI North America
Cabot
Calgon Carbon
Campari America
Campbell Soup
Capital Southwest -- Balco
Capital Southwest -- dataSPAN
Capital Southwest -- Jet Lube
Capital Southwest -- Rector Seal
Capital Southwest -- Smoke Guard
Capital Southwest -- Whitmore
Cardinal Health

A-3

APPENDIX A

Cardone Industries
Cargill
Carus Chemical
Caterpillar
Caterpillar -- Solar Turbines
Celanese Americas
CF Industries
cfactor Works
Clariant
CNH Global
Coca-Cola
Coca-Cola Bottling
Coca-Cola Enterprises
Coca-Cola Refreshments
Colgate-Palmolive
Community Coffee
ConAgra Foods
Constellation Brands -- Crown Imports
Continental Automotive Systems
Coors Distributing
Coty
Crayola
Cristal
CSN
CSS Industries
Cubist Pharmaceuticals
Custom Alloy
Cyberonics
Cytec Industries
Danfoss
Dawn Food Products
Day & Zimmermann
Dean Foods
Deere
Del Monte Foods Company - Big Heart Pet Brands
Delicato Family Vineyards
Diageo North America
Dorman Products
Dow Chemical

A-4

APPENDIX A

Dow Chemical -- Dow AgroSciences
Dow Corning
Dow Corning -- Hemlock Semiconductor
Dr Pepper Snapple
DSM Dyneema
DSM Pharmaceuticals
DSM Resins -- DSM Chemicals
DSM Resins -- DSM Nutritional Products
DSM Resins -- DSM Services USA
Dyno Nobel
E & J Gallo Winery
E. I. du Pont de Nemours
Eagle Ottawa
Eastman Chemical
Edrington Group USA
Elementia USA
Elevance Renewable Sciences
EMD Serono
Endo Pharmaceuticals
Energizer
EnerSys
Estee Lauder
Ethyl
Evonik Degussa
Ferrero USA
Firmenich
Fitesa Fiberweb
FMC
FMC -- Agricultural Solutions
FMC -- Health and Nutrition
FMC -- Minerals
Fonterra
Forbo Flooring
Franklin International
Fuji Film -- Electronic Materials
Fujitsu
Fuller (H.B.)
GenCorp
General Electric -- Transportation Systems

A-5

APPENDIX A

General Electric Company -- GE Aviation
General Mills
GEO Specialty Chemicals
Gerdau AmeriSteel
Gilbane
Giti Tire (USA)
Givaudan
Glanbia -- Glanbia Nutritionals Customized Solutions
Glencore Canada -- Copper
Grande Cheese
Great Lakes Dredge and Dock
Green Mountain Coffee Roasters
Griffith Laboratories USA
Groupe SEB
Hanesbrands
Hearthside Food Solutions
Heaven Hill Distilleries
Heineken USA
Helsinn
Hershey Foods
Hill's Pet Nutrition
Hillshire Brands
Hilti -- US
Holcim Group Support
Holley Performance Products
Home Market Foods
Honeywell -- Specialty Materials
Hormel Foods
Houghton International
HP Hood LLC
Huntsman -- Advanced Materials
Huntsman -- Performance Products
Huntsman -- Polyurethanes
Huntsman -- Textile Effects
ICL Performance Products
Illinois Tool Works
Indiana Packers
Ineos
Ineos Olephins and Polymers

A-6

APPENDIX A

INEOS Oligomers
Infineum USA
Innophos
Intelsat
International Flavors & Fragrances
inVentiv Health
INVISTA
Italcementi
J.R. Simplot
Japan Tobacco -- JT International USA
Johnson Matthey
Joy Global
Just Born
KAO Corporation - KAO Brands
Kellogg
Kimberly-Clark
Kloeckner Metals
Knauf Insulation GmbH
Knorr-Bremse AG - Bendix
Kongsberg Automotive
Koppers Industries
Kraft Foods
Kuraray Americas
Kvaerner
Lafarge North America
Landis & Gyr Powers
LANXESS
Lego Systems
Lehigh Hanson
Lehigh Hanson -- Building Products
Lehigh Hanson -- Canada Region
Lehigh Hanson -- Lehigh White
Lehigh Hanson -- North Region
Lehigh Hanson -- South Region
Lehigh Hanson -- West Region
Lely Holding
Lenzing Fibers
Leprino Foods
Lhoist North America

A-7

APPENDIX A

Linde Group, NA
Loop -- Logan Aluminum
L'Oreal USA
Lotus Bakeries
Lubrizol
Lundbeck
LVMH Moet Hennessy Louis Vuitton -- Moet Hennessy USA
LyondellBasell North America -- Lyondell
MacDermid
Magotteaux
Mangar Medical Packaging
Marmon Group -- Union Tank Car
Mary Kay
Materne
McCain Foods USA
McCormick
MeadWestvaco
MeadWestvaco -- Specialty Chemicals
MGP Ingredients
MIBA USA LLC
Michelin North America
Mitsubishi -- MC Aviation Partners
Mitsubishi International
Mitsubishi Polycrystalline Silicon America
Mitsui & Co. (U.S.A.)
Mohawk Industries
Momentive Specialty Chemicals
Mondelez (formerly Kraft Foods)
Moog
Mosaic
Myriant Corporation
NACCO Materials Handling
National Tobacco
Nature Works
NBTY
Nestle USA
New Belgium Brewing Company
Newark InOne
Newell Rubbermaid

A-8

APPENDIX A

NewMarket
Nexeo Solutions
Nitto Denko America -- Permacel Automotive
Nortek Holdings
North American Breweries
NOVA Chemicals
Noven Pharmaceuticals
Novo Nordisk
Nutreco Holding -- Trouw Nutrition USA
Oberto Sausage
Occidental Petroleum -- Occidental Chemical
Ocean Spray Cranberries
OCI Enterprises
Orion Engineered Carbons
Outotec Oyj
Owens-Illinois
Oxea Corporation
Pacific Ethanol
Pactiv
Panasonic Consumer Electronics
PB Leiner
Peets Coffee & Tea
PepsiCo
PepsiCo -- Frito Lay North America
PepsiCo -- Quaker Oats
PepsiCo, Inc.
PepsiCo, Inc.- Frito Lay North America
Performance Food Group
Pernod Ricard SA -- Pernod Ricard USA
Perrigo
Philip Morris International
Phillips Plastics
Pilkington
Plastic Omnium
Plastiflex
PLX Technology, Inc.
Ply Gem Siding Group
Poclain Hydraulics
Potash Corporation of Saskatchewan

A-9

APPENDIX A

Praxair
Procter & Gamble
Procter & Gamble -- Gillette
Prometheus
Purdue Frederick
Red Arrow Products
Red Wing Shoe
Reitnouer
Remy Cointreau USA
Remy International
Revlon
Rich Products
Rio Tinto Group
RockTenn
Rolls Royce
Roquette America
S & D Coffee
SABIC Innovative Plastics US
Saint-Gobain -- Abrasives
Saint-Gobain -- Ceramics
Saint-Gobain -- Certain Teed
Saint-Gobain -- Containers
Saint-Gobain -- Delegation
Saint-Gobain -- Gypsum
Saint-Gobain -- Vetrotex
Sanofi-Aventis
Sasol North America
Sazerac
SCA Packaging Americas -- Americas
Schoeller Allibert
Schreiber Foods
Schwan Food
Schwan's
Scientel Wireless
Seaman
Severstal - Severstal North America
Shire
Sidel
Siegwerk USA

A-10

APPENDIX A

Siemens
Sierra Nevada Brewing
Signode Corporation
Sika
Simplot (J.R.)
Sleep Innovations
Smead Manufacturing
Snyder's Lance
Sojitz Corporation of America
Solo Cup
Solvay America
Solvay America -- Solvay Chemicals
Solvay America -- Solvay Information Services
Solvay America -- Solvay Specialty Polymers
Solvay America -- Solvay USA Rhodia
Sonoco Products
Southern Research Institute
Stampin' Up!
Stepan
Stihl
Stryker
Styrolution
Styron LLC
Sunovion Pharmaceuticals
Takeda Pharmaceuticals
Tate & Lyle -- Tate & Lyle Grain
Tate & Lyle Americas
Tate & Lyle Americas -- Custom Ingredients
Tate & Lyle Americas -- Ingredients Americas
Tate & Lyle Americas -- Tate & Lyle Sucralose
Tekni-Plex
Teknor Apex
Tempel Steel
Tennant
Tesa Tape
Tessenderlo
ThyssenKrupp
Tigre USA
Tomtom

A-11

APPENDIX A

TOTAL S.A. -- Total Petrochemicals & Refining USA
Toyota Motor North America -- Toyota Motor Sales, USA
Treasury Wine Estates
Trelleborg Automotive USA
Trinchero Family Estates
Tronox
TROSTEL
Tyson Foods
UCB Pharmaceuticals
Ulbrich Stainless Steels & Special Metals
Unilever US
Unison
United Initiators
United Space Alliance
United States Bakery, dba Franz Family Bakeries
United States Distilled Products Co.
Valent -- Valent BioSciences
Valent -- Valent U.S.A.
Vernay Laboratories
Wartsila North America
WD-40
Wells' Dairy
Westlake Chemical
Wienerberger -- General Shale Brick
William Grant & Sons
Wilo
Wise Potato Chips
Yara
Zeon Chemicals
Zep
ZF Group -- North American Operations
ZTE USA
Zumtobel Lighting

A-12